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As filed with the Securities and Exchange Commission on January 22, 2004

                           Registration Statement Nos.

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                                   ----------

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

      Pre-Effective Amendment No.              /X/

      Post-Effective Amendment No.             / /

                        and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  /X/

                                  Amendment No.
                                               ----

                        (Check appropriate box or boxes.)
           ----------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                       RESERVE SHORT-TERM INVESTMENT TRUST
           ----------------------------------------------------------

1250 Broadway, New York, NY                          10001-3701
---------------------------------------------------------------
(Address of Principal Executive Offices)             (Zip Code)

Registrant's Telephone Number, including Area Code  (212) 401-5500
                                                    --------------

----------------------------------------------------------------
             (Name and Address of Agent for Service)

        Amy W. Bizar, Esq.
        The Reserve Funds
        1250 Broadway
        New York, NY 10001-3701

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  Approximate Date of Proposed Public Offering
                                              ----------------------

It is proposed that this filing will become effective (check appropriate box)

  / / immediately upon filing pursuant to paragraph (b)
  / / on (date) pursuant to paragraph (b)
  / / 60 days after filing pursuant to paragraph (a)(1)
  / / on (date) pursuant to paragraph (a)(1)
  /X/ 75 days after filing pursuant to paragraph (a)(2)

  / / on (date) pursuant to paragraph (a)(2) of rule 485.

The Registrant hereby amends this Registration Statement under the Securities Act of 1933 on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with the provisions of Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

if appropriate, check the following box:

  / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Commission is requested to send copies of all communications to:
              Amy Bizar, Esq.
              The Reserve Funds
              1250 Broadway
              New York, NY 10001-3701
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                          RESERVE ENHANCED PRIMARY FUND
                                   PROSPECTUS
                                     (DATE)

The Reserve Short-Term Investment Trust (the "Trust"), a registered investment company, offers Class 8, 12, 15, 20, 25, 35, 45, TT, 85, S, R, RA, RB, RC, RD,
RE, RF and RG shares of the RESERVE ENHANCED PRIMARY FUND in this Prospectus.


    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
         AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE
       ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                         CONTRARY IS A CRIMINAL OFFENSE.

                                        1
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TABLE OF CONTENTS

ABOUT THE FUND
Investment Objective
Investment Strategies of the Fund
Principal Risks of Investing in the Fund

Fees & Expenses of the Fund
Fund Management

YOUR ACCOUNT
How to Buy Shares
How to Sell Shares

ACCOUNT SERVICES


DIVIDENDS & TAXES


FINANCIAL HIGHLIGHTS


QUESTIONS?
Shareholders should direct their inquiries to the Firm from which they received this Prospectus or to The Reserve Funds.

The Reserve Funds
1250 Broadway - 32nd floor
New York, NY 10001-3701
800-637-1700 (and press "0")
212-401-5930 (facsimile)
Customerservice@reservefunds.com
or visit our web site at www.reservefunds.com

IT PAYS TO KEEP MONEY IN RESERVETM

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ABOUT THE FUND

The Fund is designed as a convenient complement to the direct investment of temporary cash balances in short-term money market accounts or instruments. The Fund is not a money-market fund. The Fund seeks to manage cash balances in an effort to provide higher yields relative to othershort-term investments, and serve as an effective solution for investors looking to reduce or eliminate the problems of direct investment, such as scheduling maturities,reinvesting,evaluating the credit quality of issuers, investing in round lots, and safeguarding, receipt and delivery of securities. The Fund is a diversified mutual fund.

INVESTMENT OBJECTIVE
The investment objective of the Fund is to seek as high a level of current income as is consistent with preservation of capital and liquidity.

Achievement of the Fund's objective cannot be assured.

The Fund will at all times as is practicable be invested in accordance with the investment objective and strategies outlined in this Prospectus. However, from time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. If the Fund adopts a temporary defensive position, the Fund may not be able to attain its objective.

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about the fund

INVESTMENT STRATEGIES OF THE FUND. While the Fund is not a money market mutual fund, it seeks to maintain a stable $1.00 share price. The investment adviser to the Fund (the "Adviser") monitors a range of economic and financial factors andbased on their analysis, the assets of the Fund are invested in a mix of U.S. dollar denominated securities that are intended to provide as high a yield as possible without violating the Fund's credit quality policies or jeopardizing the stability of its share price.

The Fund seeks to attain its objective by investing in instruments issued by the U.S. government, its agencies and instrumentalities ("U.S. government securities"), deposit-type obligations, such as negotiable certificates of deposit, time deposits, bankers' acceptances and letters of credit of domestic and foreign banks, money market mutual funds, instruments of comparable quality as determined by the Board of Trustees ("Trustees"), and instruments fully collateralized by such obligations.

The Fund will principally invest directly or indirectly in deposit-type obligations of U.S. banking institutions which are members of the Federal Deposit Insurance Corporation ("FDIC") and similar U.S. dollar obligations of foreign banks located in major industrialized nations in Western Europe and in other countries such as Australia and Canada, which, at the time of investment, have more than $25 billion (or the equivalent in other currencies) in total assets. The Fund may invest more than 25% of its total assets in bank obligations. The Fund may invest, in whole or in part, in money market mutual funds which have the same or similar investment objectives. The Fund may not invest in commercial paper. The Fund will seek to limit share price volatility by maintaining a weighted average maturity of 90 days or less and by limiting the maturity of individual instruments to 18 months or less except in the case of adjustable rate government obligations which may have a longer ultimate maturity.

The Fund may invest in repurchase agreements ("repos") but will limit them to those banks and securities dealers who are deemed creditworthy pursuant to the guidelines adopted by the Trustees. Securities subject to repurchase will be placed in a segregated account and will be monitored to ensure that the market value of the securities plus any accrued interest will at least equal the repurchase price.

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ABOUT THE FUND

PRINCIPAL RISKS The principal risks of the Fund are those potential occurrences that, in the judgment of the Adviser, have the greatest likelihood of preventing the Fund from attaining its investment objective. An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. The Fund is not a money-market fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund's share price is subject to change daily based on changes in market conditions in response to economic, political and financial developments. The following factors could reduce the Fund's income level and/or share price, and therefore performance of the Fund:

- INTEREST RATES AND YIELD FLUCTUATIONS. Most of the Fund's performance depends on interest rates, and when interest rates fall, the Fund's yields will typically fall as well. In addition, as investments mature, the proceeds are reinvested at rates that may be higher or lower than levels previously earned.

- CREDIT QUALITY. Overall, a decline in the credit quality of an issuer or the provider of credit support or a maturity-shortening structure for a security can cause the price of a security to decrease.

- CERTAIN PORTFOLIO HOLDINGS. The Fund is subject to the risks associated with the market in general, as well as the types of securities held. Repos could involve risks in the event of a default of the repo counterparty, including possible delays, losses or restrictions upon the Fund's ability to dispose of the underlying securities. The risks are generally associated with investing in the banking industry, such as interest rate risk, credit risk and regulatory developments. Investments in foreign banks involve certain additional risks such as unfavorable political and economic developments, imposition of withholding taxes, seizure of foreign deposits and currency controls or other governmental restrictions which might affect payment of principal or interest. In addition, foreign banks are not regulated by U.S. banking authorities and are generally not bound by financial reporting standards comparable to U.S. banks.


  For the Fund's current yields, call toll-free (800) 637-1700 (and press "0")
                 or visit our web site at www.reservefunds.com.

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ABOUT THE FUND

FEES & EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

FEE TABLE
Fees*                None
(Fees paid directly from your investment)

ANNUAL OPERATING EXPENSES FOR THE FUND
(Expenses are deducted from Fund assets)

                                           CLASS 8   CLASS 12   CLASS 15   CLASS 20   CLASS 25   CLASS 35   CLASS 45
                                           -------   --------   --------   --------   --------   --------   --------
Comprehensive Management Fee **             0.08%      0.12%      0.15%      0.20%      0.25%      0.35%      0.45%
12b-1 Fees                                  0.00       0.00       0.00       0.00       0.00       0.00       0.00
                                            ----       ----       ----       ----       ----       ----       ----
Total Operating Expenses                    0.08%      0.12%      0.15%      0.20%      0.25%      0.35%      0.45%

                                           CLASS TT   CLASS 85    CLASS S    CLASS R   CLASS RA   CLASS RB   CLASS RC
                                           --------   --------    -------    -------   --------   --------   --------
Comprehensive Management Fee**               0.70%      0.80%      0.80%      0.80%      0.80%      0.80%      0.80%
12b-1 Fees                                   0.00       0.05       0.20       0.30       0.40       0.50       0.60
Total Operating Expenses                     0.70%      0.85%      1.00%      1.10%      1.20%      1.30%      1.40%

                                           CLASS RD   CLASS RE    CLASS RF  CLASS RG
                                           --------   --------    --------  --------
Comprehensive Management Fee**               0.80%      0.80%       0.80%     0.80%
12b-1 Fees                                   0.70       0.80        0.90      1.00
Total Operating Expenses                     1.50%      1.60%       1.70%     1.80%

-----------
(*) The Fund will either impose a "Small Balance fee"(currently $5 monthly) or, upon written notice, remit to the shareholder the proceeds on those accounts with a monthly average account balance of less than $100,000 in Class 8,12, 15, 20, 25, 35, 45; less than $1,000 in Class TT, 85, S, R, RA, RB, RC, RD, RE, RF and RG and no activity other than distributions and dividends for the past 12 consecutive months. Shareholders will be subject to administrative fees for redemption by wire or checks. There will be a fee of $100 for all redemption checks less than $100,000 for Class 8, 12, 15, 20, 25, 35, 45 and TT; and a fee of $5 for redemption checks less than $100 for Class 85, S, R, RA, RB, RC, RD, RE, RF, and RG. There will be a fee of $10 on all wire redemptions less than $1 million for Class 8; less than $750,000 for Class 12; less than $500,000 for Class 15; a fee of $100 on all wire redemptions less than $100,000 for Class 20, 25, 35 and 45; a fee of $100 on all wire redemptions for Class TT unless the redemption is part of a daily sweep program; and a fee of $15 on all wire redemptions less than $10,000 for Class 85, S, R, RA, RB, RC, RD, RE, RF, RG.

(**) Comprehensive management fee includes the advisory fee, all administrative and customary operating expenses of the Fund, as well as shareholder liaison services (such as, responding to customer inquiries and providing information on their investments) recordkeeping

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charges, accounting expenses and transfer agent costs. Excluded from the definition of administrative and customary operating expenses are interest, taxes, brokerage fees, extraordinary legal and accounting fees and expenses, and government imposed expenditures such as state (bluesky) and Securities and Exchange Commission ("SEC") registration fees, and the fees of the disinterested Trustees, for which the Fund pays its direct or allocated share.

EXAMPLE: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example should not be considered indicative of future investment returns and operating expenses, which may be more or less than those shown. This example is based on the annual fund operating expenses described in the table.

   This example uses the same assumptions other funds use in their prospectuses. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The costs would be the same whether you stayed in the Fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

                     ONE YEAR     3 YEARS     5 YEARS      10 YEARS
                     --------     -------     -------      --------
Class 8               $   8        $  26      $    46       $   105
Class 12                 13           40           69           158
Class 15                 16           50           87           197
Class 20                 21           66          116           262
Class 25                 26           83          144           326
Class 35                 37          115          202           454
Class 45                 47          148          259           581
Class TT                 74          230          400           893
Class 85                 89          279          484          1077
Class S                 105          327          568          1258
Class R                 116          360          624          1377
Class RA                126          392          679          1495
Class RB                137          425          734          1611
Class RC                147          457          789          1727
Class RD                158          489          843          1841
Class RE                168          521          898          1955
Class RF                179          553          952          2067
Class RG                189          585         1006          2178

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FUND MANAGEMENT

THE INVESTMENT ADVISER FOR THE RESERVE ENHANCED PRIMARY FUND is Reserve Management Company, Inc. ("RMCI"), 1250 Broadway, New York, NY 10001. Since November 15, 1971, RMCI has provided investment advice to investment companies within the Reserve family of funds. AS OF DATE, RMCI HAD APPROXIMATELY $ __ BILLION IN ASSETS UNDER MANAGEMENT.

   RMCI manages the investment portfolios of the Fund, subject to policies adopted by the Trustees. Presently, under the terms of the Investment Management Agreement with the Fund, RMCI is paid a comprehensive management fee. RMCI may waive fees at its discretion. Such waivers are voluntary and may be discontinued at any time. The Fund may be reimbursed for fees waived in previous years. Please see "Fees & Expenses of the Fund" for more information about the comprehensive management fee. The Fund pays RMCI a comprehensive management fee per year based on the average daily net assets of the Fund according to the schedule below. The fees are charged daily and paid periodically.

   The comprehensive management fees for Class 8, 12, 15, 20, 25, 35, 45 and TT are 0.08%, 0.12%, 0.15%, 0.20%, 0.25%, 0.35%, 0.45% and 0.70%, respectively. The investment advisory fee for Class 85, S, R, RA, RB, RC, RD, RE, RF, and RG is 0.80%.

THE FUND'S DISTRIBUTOR is Resrv Partners, Inc. ("Resrv"), 1250 Broadway, New York, NY 10001-3701. Resrv is an affiliate of RMCI.

   The Fund has adopted a Rule 12b-1 Plan (the "Plan"), which allows the Fund to pay fees for the sale and distribution of its shares. The maximum level of distribution expenses is 1.00% per year of the Fund's average net assets. These fees are paid out of the Fund's assets on an on-going basis and over time will increase the cost of your investment and may cost you more than paying other types of sales charges. Resrv may waive fees at its discretion and may discontinue them at anytime. Currently, Class 8, 12, 15, 20, 25, 35, 45 and TT do not participate in the Plan.

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YOUR ACCOUNT

HOW TO BUY SHARES.
SHARE PRICE: NET ASSET VALUE. Investors pay no front or back-end sales load to invest in the Fund. The price you pay for a share of the Fund, and the price you receive upon selling or redeeming a share of the Fund, is called the Fund's net asset value ("NAV") per share. The Fund's NAV is based on the market value of the securities in the Fund's portfolio. The Fund's investments are valued generally by using available market quotations or at "fair value." For securities whose maturity is less than 60 days, the Fund will use the amortized cost method of valuation. The amortized cost method does not take into account unrealized gains or losses. Generally, the value of a security is determined by using a pricing service or quotations from brokers. If such third party pricing information is unavailable, a "fair value" price will be determined by the Adviser in good faith under the supervision of the Trustees. A security's "fair value" price may differ from the price next available from independent providers. The NAV is calculated as of the cut-off time for the Fund accepting purchase orders for the day. However, NAV is not calculated and purchase orders are not accepted on days that the New York Stock Exchange ("NYSE") is closed, except Good Friday, when the Fund is open. In addition, the Fund will not calculate NAV or accept purchase orders on Columbus Day or Veterans Day when banks are closed. Your order will be priced at the next NAV calculated after your order is accepted (i.e., converted to federal funds) by the Fund.

MINIMUM INITIAL INVESTMENT:

The minimum initial investment is $50 million for Class 8; $35 million for Class 12; $20 million for Class 15; $15 million for Class 20; $10 million for Class 25; $7 million for Class 35; $5 million for Class 45.

The minimum initial investment is $100,000 for Class 85 and $50,000 for Class S.

There is no minimum initial investment for Class TT, R, RA, RB, RC, RD, RE, RF and RG.

The minimum initial investment for IRA accounts is $1000 for Class TT, S, R, RA, RB, RC, RD, RE, RF and RG.


SUBSEQUENT INVESTMENT REQUIREMENTS:

The minimum subsequent investment for Class 8 is $5 million; $2.5 million for Class 12; $1 million for Class 15; and $500,000 for Class 20.

There is no minimum subsequent investment for Class 25, 35, 45, TT, 85, S, R, RA, RB, RC, RD, RE, RF and RG.

For IRA accounts, the minimum subsequent investment is $250 for Class TT, S, R, RA, RB, RC, RD, RE, RF and RG.

The above minimums may be changed by the Fund at its discretion.

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HOW TO PURCHASE.

BY CHECK. Please mail to, or visit Reserve at, 1250 Broadway, New York, NY 10001-3701. You must include your account number (or Taxpayer Identification Number) on the face of your check, which must be drawn on a U.S. bank and made payable to THE RESERVE ENHANCED PRIMARY FUND.

BY WIRE. Please call Reserve at 800-637-1700 (and press "0"), or call the firm from which you received this Prospectus for specific wiring instructions.

THIRD PARTY INVESTMENTS. Investments made through a third party, such as a financial services agent, rather than directly with Reserve may be subject to policies and fees different from those described here. Banks, brokers, 401(k) plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Investors should consult a representative of the plan or financial institution if in doubt. Third parties may receive compensation from Reserve for client services provided.

AUTOMATIC ASSET BUILDER. You may purchase shares ($25 suggested minimum) from a checking, NOW, or bank money-market deposit account or from a U.S. government distribution such as social security, federal salary, or certain veterans' benefits, or other payment from the federal government. You may also purchase shares automatically by arranging to have a payroll deposit directly into your RESERVE ENHANCED PRIMARY account. Please call Reserve at 800-637-1700 (and press "0"), for an application.

All initial investments must be accompanied by an Account Application or equivalent information.

All investments must be in U.S. dollars. Third-party, foreign and traveler's checks, money orders, credit card convenience checks, as well as cash investments will not be accepted.

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When purchasing shares, please keep in mind:

   - All checks and wires which do not correctly identify the account to be credited may be returned or delay the purchase of shares.

   - Only federal funds wires are eligible for entry as of the business day received.

   - For federal funds wires to be eligible for same-day order entry, the Fund must be notified before 5:00 PM Eastern of the amount to be transmitted and the account to be credited and funds must be received before the specified cut-off time.

   - Payment by check not immediately convertible into federal funds will be entered as of the business day when covering federal funds are received or bank checks are converted into federal funds. Checks delivered to the Fund's offices after 5:00 PM Eastern will be considered received the next business day.

   - Investors will be charged a fee (currently $15) for any check that does not clear and will be responsible for any losses suffered by the Fund as a result.

HOW TO SELL SHARES. Investors may sell (redeem) shares at any time. Shares will be sold at the NAV next determined after the redemption request is received by the Fund. The Fund usually sends redemptions the same day when requests are received by the Fund before 5:00 PM Eastern and the next business day for requests received after 5:00 PM Eastern to enable shareholders to receive additional dividends. Shares do not earn dividends on the day a redemption is affected, regardless of the time the order is received. You may sell shares by calling the Fund or by providing the Fund with a letter of instruction. A shareholder will be charged administrative fees according to the following schedule:

Check Redemption Fees

Class 8, 12, 15, 20, 25, 35, 45 and TT investors will be charged a $100 redemption fee for checks issued by the Fund for amounts under $100,000.

Class 85, S, R, RA, RB, RC, RD, RE, RF and RG investors will be charged a $5 redemption fee for checks issued by the Fund for amounts under $100.

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WIRE REDEMPTION FEES

A wire redemption fee of $10 will be charged for requests under $1 million for Class 8; under $750,000 for Class 12; and under $500,000 for Class 15;

A wire redemption fee of $100 will be charged for requests under $100,000 for Class 20, 25, 35, 45, and for each Class TT wire redemption regardless of amount that is not part of a sweep.

Class 85, S, R, RA, RB, RC, RD, RE, RF and RG investors will be charged $10 for wire redemption requests under $10,000.

THE FUND ASSUMES NO RESPONSIBILITY FOR DELAYS IN THE RECEIPT OF WIRED OR MAILED FUNDS.

TELEPHONE REQUESTS. You may redeem by calling the Fund at 800-637-1700 (and press "0"). Unless you decline telephone privileges on your application and/or the Fund fails to take reasonable measures to verify the request, the Fund will not be liable for any unauthorized telephone redemption, or for any loss, cost or expense for acting upon an investor's telephone instructions. Telephone redemptions will be sent to the bank or brokerage account designated by the shareholder on the application or in a letter with a signature guarantee. To change the designated brokerage or bank account, it is necessary to contact the firm through which shares of the Fund were purchased or, if purchased directly from the Fund, it is necessary to send a written request to the Fund with a signature guarantee for each account owner. The Fund reserves the right to refuse a telephone redemption if it reasonably believes that the instructions are not genuine and/or it is advisable to do so.

WRITTEN REQUESTS. When writing a letter of instruction, please include the name(s) and signature(s) of all account holders (with a signature guarantee, if necessary), account number, Fund name, the dollar amount you want to redeem, and how and where to send the proceeds.

SIGNATURE GUARANTEE. Each of the following situations require written instructions along with a signature guarantee or corporate resolution:
(1) Redemptions for more than $10,000, if redemption proceeds are not being sent to the shareholder's designated bank or brokerage account;
(2) Redemptions on accounts whose address has been changed within the past 30 days;
(3) Redemption proceeds to be sent to someone other than the account owner or the address of record.

Signature guarantees are designed to protect both you and the Fund from fraud by reducing the risk of loss. Signature guarantees can be obtained from most banks, credit unions or savings associations, or from broker/ dealers, national securities exchanges or clearing agencies deemed eligible by the SEC. Notaries cannot provide signature guarantees.

RESERVATION OF RIGHTS.

The Fund reserves the right to:

   - honor requests for redemption by making payment in whole or in part with marketable securities ("redemption in kind"), if the amount of such a request is large enough to affect Fund operations,

   -    refuse any purchase or exchange request,

   -    change or discontinue its exchange privilege,

   -    change its minimum investment amounts,

   - liquidate an account without notice and remit the proceeds to the shareholder, if an account falls below a minimum amount as determined by the Fund,

   - delay sending out redemption proceeds for up to seven days during emergencies as declared by the SEC, NYSE or Federal Reserve,

   - charge shareholder accounts for specific costs incurred in processing unusual transactions. Such transactions include, but are not limited to, copies of Fund redemption checks or shareholder checks, copies of statements and special research services, and

   - waive fees at its discretion. Any waivers are voluntary and may be discontinued at anytime without notice.

ACCOUNT STATEMENTS. Shareholders are advised to review and retain all account statements. You must notify the Fund no later than sixty (60) days after THE postmark DATE if you believe there is a problem or error. RESERVE HAS NO OBLIGATION TO TAKE ANY ACTION AFTER THAT DATE.
SHAREHOLDER COMMUNICATIONS. The Fund will not send duplicate shareholder communications, such as the Prospectus and financial reports, to related accounts at a common address, unless instructed to the contrary by you.

ACCOUNT SERVICES

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CHECKING. You may redeem shares of the Fund by using your Reserve check writing privileges. Once you complete an application or a signature card (for existing accounts) and certain other documentation, you can write checks for a minimum of $100 against your account. A check will be returned (bounced) and a fee charged if you request a stop payment; the check is postdated; contains an irregularity in the signature, amount or otherwise; signature or payee is missing; or, is written against accounts with insufficient or uncollected funds. Please do not use your checks to close your account. Checking may not be available to clients of some Firms and some Firms may establish their own minimum check amount.

EXCHANGE PRIVILEGE. Investors can exchange all or some of the shares offered for shares in Reserve money market and equity funds. Investors can request an exchange in writing or by telephone. Unless you decline telephone privileges on your application and/or The Reserve Funds fail to take reasonable measures to verify the request, The Reserve Funds will not be liable for an unauthorized exchange. Be sure to read the current prospectus for any Fund into which you are exchanging. Any new account established through an exchange will have the same privileges as an original account (provided they are available). There is currently no fee for exchanges among funds in the Reserve fund complex. The Fund reserves its right to change or discontinue the exchange privilege.

INDIVIDUAL RETIREMENT ACCOUNTS. (Class TT, S, R, RA, RB, RC, RD, RE, RF, and RG only). Investors may use the Fund as an investment for an Individual Retirement Account ("IRA"). Information regarding administration fees and other details is available from the Fund at 800-637-1700 (and press "0").

TELEPHONE EASY ACCESS AND ON-LINE ACCESS. Easy Access is The Reserve Funds' 24-hour toll-free telephone service that lets shareholders use a touch-tone phone for a variety of options, which include obtaining yields, account balances and check reorders. To use it, call 800-637-1700 and follow the instructions. Clients may also access account activity through On-Line Access for the previous six months on the Internet at www.reservefunds.com. You must call The Reserve Funds to activate the Internet access.

DIVIDENDS & TAXES

An investment in any mutual fund generally involves tax considerations. The following discussion is intended as general information for U.S. citizens and residents only. Because everyone's tax situation is unique, you should consult your own tax advisor(s) with regard to the tax consequences of the purchase, ownership or disposition of Fund shares. Any tax liabilities generated by your transactions are your responsibility. Further, the applicable tax laws which affect the Fund and its shareholders are subject to change and may be retroactive.

The Fund intends to maintain its regulated investment company status for federal income tax purposes, so that it will not be liable for federal income taxes to the extent its taxable income and net capital gains are distributed. However, it is possible that events could occur which could cause the Fund to incur some U.S. taxes. Dividends and distributions from the Fund's net investment income and net short-term capital gains are taxable to most shareholders as ordinary income (unless an investment is in an IRA or other tax-advantaged account) in the tax year they are declared. The tax status of any distribution is the same regardless of how long an investor has been in the Fund and whether distributions are reinvested or taken in cash. The tax status of dividends and distributions will be detailed in an annual tax statement from the Fund.

On each day the Fund is open, it declares distributions which are payable monthly. The amount of the daily distribution will be based on periodic projections of the Fund's net investment income and net short-term capital gains. Over the course of the year, substantially all of the Fund's net investment income and net short-term capital gains will be declared as distributions. Net realized long-term capital gains, if any, will be distributed by the Fund at least annually. All dividends and capital gains distributions, if any, are paid in the form of additional shares credited to an investor's account at NAV unless the shareholder has elected in writing or on the Account Application to receive cash dividends, in which case monthly dividend checks are sent to the shareholder.

BACKUP WITHHOLDING. As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the then current rate prescribed by law of all taxable distributions payable to certain shareholders who fail to provide the Fund with their correct taxpayer identification number ("TIN") or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Special rules apply for certain accounts. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability. Shareholders should be aware that the Fund may be fined $50 annually by the IRS for each account for which a certified TIN is not provided or is incorrect. In the event that such a fine is imposed with respect to an account in any year, a corresponding charge will be made against the account.

FINANCIAL HIGHLIGHTS

Financial information for the Fund is not provided because as of the date of this Prospectus, the Fund had not commenced investment operations.


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

This statement is not part of the Prospectus

                 PROTECTING YOUR PRIVACY AT THE RESERVE FUNDS**

PROTECTING CUSTOMER INFORMATION - Keeping your personal information secure is important to us at Reserve. This Privacy Policy explains how we protect your privacy when we collect and use information about you in order to administer your account, and the measures we take to safeguard that information.

ALL PERSONAL INFORMATION PROVIDED BY OUR CUSTOMERS IS USED EXCLUSIVELY TO ADMINISTER OUR BUSINESS AND RELATED SERVICES IN A MANNER CONSISTENT WITH ALL APPLICABLE LAWS AND REGULATIONS. IT IS KEPT CONFIDENTIAL AND NOT SOLD TO THIRD-PARTIES FOR USE IN MARKETING OR SOLICITATION. WE MAINTAIN YOUR PERSONAL INFORMATION ACCORDING TO STRICT STANDARDS OF SECURITY AND CONFIDENTIALITY.

Reserve requires that employees with access to confidential information not use or disclose the information except for our internal business use. Only employees who need this information to service your accounts have access to this information. Such employees are trained to safeguard your personal information.

WHO IS COVERED BY OUR PRIVACY POLICY - This Privacy Policy applies to current and former customers of The Reserve Funds. Customers who receive information from Reserve through the Internet are covered by Reserve's Internet Security Statement, which is posted on our website at www.reservefunds.com. The site also contains links to unaffiliated websites. The Reserve Funds is not responsible for the privacy practices or the content of other such websites.

Customers receive our Privacy Policy when they open a new account and annually thereafter. Our current policy is available online at www.reservefunds.com. You will be notified if we make a major change to the Privacy Policy.

TYPES OF INFORMATION WE COLLECT FROM OUR CUSTOMERS -

   - Information from applications, incoming phone calls, online registrations or other forms (such as your name, address, e-mail address, social security number and income).

   - Information about your Reserve account and account transactions (e.g., your account number, spending and payment history, your use of online products and services) and other transactions with The Reserve Funds and others.

   - Information about your creditworthiness, credit history, and information about you obtained from consumer reporting agencies or other companies we work with, and information obtained in connection with our efforts to protect against fraudulent or unauthorized use of your account(s).

   - If you visit our Web site, we use software to collect anonymous data including IP addresses, browser types, referring pages, pages visited and date and time spent on our site. This information is used to analyze and improve our website. With or without cookies, our website keeps track of usage data, such as the source address of a page request, your IP address or domain name, the date and time of the page request, the referring website (if any) and other parameters in the URL. We use this data to better understand website usage. This information is stored in log files and is used for aggregated and statistical reporting. This log information is not linked to personally identifiable information gathered elsewhere on the site. Please refer to our Internet Security Statement found on our Web site www.reservefunds.com for more information.

   - If you utilize Reserve's online services, we retain your user ID and password and information about your use of our website so that we can recognize you as a registered user of a Reserve online service and personalize your online session.

USE OF INFORMATION - When we collect personal information from you, we will reference this policy or otherwise explain to you how we intend to use the information. We use personal information in ways compatible with the purposes for which we originally requested it. We limit the collection and use of personal information to what is necessary to administer our business. Reserve shares personal information about you to give you superior customer service, provide convenient access to our services and make a wider range of products available to you. We share this information in the following ways:

   - LEGAL AND ROUTINE BUSINESS REASONS. Reserve may disclose personal information as required by law. We do reserve the right to disclose personal information in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to process and service your account(s), to protect against fraud, to protect the security of our records, to protect our rights or property, or upon your written request. Personal information may be shared with third-party service providers for the sole purpose of performing services for The Reserve Funds. Companies we hire to provide support services must conform to our privacy standards. They are required to keep this information confidential and not use it for any other purpose than to carry out the services they are performing for The Reserve Funds, such as printing statements, checks, etc.

   - MARKETING PURPOSES. We may also share information we have about you, as described above, with third parties hired by Reserve to market Reserve products and services exclusively.

   - SHARING INFORMATION WITHIN RESERVE. The Reserve Funds and its affiliated companies offer a selection of financial products and services. We may share information we have about you, as described above, among these entities. Some of the benefits to you include improved customer service and responsiveness and detection of unusual behavior to help prevent unauthorized transactions or fraud.

QUESTIONS? - If you have any questions, please call our Customer Service Department at 800-637-1700 (and press "0") between the hours of 8:30am and 6:00pm (Eastern Time or send a letter to The Reserve Funds, Attn: Customer Service, 1250 Broadway, New York, NY 10001-3701

WE CONSTANTLY EVALUATE OUR PROCEDURES TO PROTECT PERSONAL INFORMATION AND MAKE EVERY EFFORT TO KEEP YOUR PERSONAL INFORMATION ACCURATE AND CURRENT. IF YOU IDENTIFY ANY ERROR IN YOUR PERSONAL INFORMATION OR NEED TO CHANGE THAT INFORMATION, PLEASE CONTACT US AND WE WILL UPDATE OUR RECORDS. IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT US BY E-MAIL AT customerservice@reservefunds.com OR CALL US AT 1-800-637-1700 (and press "0").

----------
* All references in this notice to "The Reserve Funds" or "Reserve" include the Reserve family of funds, Reserve Management Corp., Reserve Management Co., Inc., or RESRV PARTNERS, INC.

OPTIONS RELATING TO DISCLOSURE OF PERSONAL INFORMATION - We will not solicit you for additional Reserve products or services, and we will not provide personal information to any third parties for this purpose if you instruct us not to do so. To instruct us accordingly, please contact us via email at customerservice@reservefunds.com or call us at 1-800-637-1700 (and press "0"). If you choose this option, we will continue to contact you from time to time to notify you of changes or updates to your account or to our services or our website.

WAYS YOU CAN PROTECT YOUR PRIVACY - Here are some measures to take to help prevent theft of your identity:

- Do not share your account information, including personal or secret codes or passwords, with others.
-  Never provide confidential information to unknown callers.
-  Protect your account records.
- Use a secure browser when doing business on the Internet, and exit online applications when you finish using them.

If you believe you may be a victim of identity theft, you should:
   - Report the theft to each of these credit reporting agencies: Experian - 888-397-3742; Equifax - 800-525-6285 and TransUnion - 800-680-7289.
   - File a police report in your local jurisdiction; retain the report number and name of the officer with whom you filed the report.
   - Contact the Federal Trade Commission's Identity Theft Hotline at 877-IDTHEFT to file a complaint or go to www.consumer.gov/idtheft.
   - If you're a victim of identity theft or account fraud, you should call Reserve customer service immediately.

* All references in this notice to "The Reserve Funds" or "Reserve" include the Reserve family of funds, Reserve Management Corp., Reserve Management Co., Inc. or RESRV PARTNERS, INC., member NASD (DATE REQUIRED)
Keeping your personal information secure and private is important to us at Reserve, whether you are a Reserve customer or visitor to the public areas on our Web site. That's why we want you to understand how we protect your privacy when we collect and use information about you, and the measures we take to safeguard that information.

AS A CUSTOMER, ALL PERSONAL INFORMATION YOU PROVIDE IS USED EXCLUSIVELY TO ADMINISTER OUR BUSINESS AND RELATED SERVICES IN A MANNER CONSISTENT WITH ALL APPLICABLE LAWS AND REGULATIONS. IT IS KEPT CONFIDENTIAL AND NOT SOLD TO ANY THIRD-PARTY FOR USE IN MARKETING OR SOLICITATION. WE MAINTAIN YOUR PERSONAL INFORMATION ACCORDING TO STRICT STANDARDS OF SECURITY AND CONFIDENTIALITY.

Reserve's corporate policies require that employees with access to confidential customer information not use or disclose the information except for business use. All employees are required to safeguard such information.

Who is covered by our Privacy Policy?
We provide our Privacy Policy to customers when they open a new account and annually after that. You can always review our current policy online at www.reservefunds.com. If we change our privacy policies to permit us to share additional information we have about you, as described below, or to permit disclosures to additional types of parties, you will be notified in advance.

This Privacy Policy applies to consumers who are customers and former customers of The Reserve Funds. Similarly, customers who receive information from Reserve through the Internet are covered by this policy which is also posted on www.reservefunds.com. Our Web site contains links to unaffiliated Web sites other than www.reservefunds.com. The Reserve Funds is not responsible for the privacy practices or the content of other such Web sites.

Types of Information
As part of providing you with your account with The Reserve Funds and related online and offline products and services, we obtain nonpublic personal information about you such as:

- Information we receive from you on applications, incoming phone calls, online registrations or other forms (such as your name, address, e-mail address, social security number and income);

- Information about your Reserve account and account transactions (e.g., your Reserve account number, spending and payment history, your use of online products and services) and other transactions with The Reserve Funds and others;

- Information about your creditworthiness, credit history, and other information about you that we obtain from consumer reporting agencies, from other companies we work with, and information obtained in connection with our efforts to protect against fraudulent or unauthorized use of your account(s).

         - If you visit our Web site, we use software to collect anonymous data including IP addresses, browser types, referring pages, pages visited and date and time spent on our site. This information is used in aggregate to analyze and improve our Web site. With or without cookies, our Web site keeps track of usage data, such as the source address that a page request is coming from, your IP address or domain name, the date and time of the page request, the referring Web site (if any) and other parameters in the URL. We use this data to better understand Web site usage. This information is stored in log files and is used for aggregated and statistical reporting. This log information is not linked to personally identifiable information gathered elsewhere on the site.
   Please refer to our Internet Security Statement found on our Web site www.reservefunds.com for more information.

- If you utilize Reserve's online services, we retain your user ID and password and information about your use of our Web site so that we can recognize you as a registered user of a Reserve online service and personalize your online session.

You can be assured that the information you share with us will remain with Reserve unless you authorize us differently.

USE OF INFORMATION
Whenever we collect personal information from you, we will reference this pledge and notification or otherwise explain to you how we intend to use that information. We use personal information in ways that are compatible with the purposes for which we originally requested it. We limit the collection and use of personal information to what is necessary to administer our business and to deliver superior service. Reserve shares the information it has about you, as described above, to give you superior customer service, provide convenient access to our services and make a wider range of products available to you. We share this information in the following ways:

- Sharing Information for Legal and Routine Business Reasons. Reserve may disclose information we have about you as required by law. We do reserve the right to disclose or report personal information in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to process and service your account(s), to protect against fraud, to protect the security of our records, to protect our rights or property, or upon your written request. Personal information may be shared with third-party service providers for the sole purpose of performing services for The Reserve Funds. Companies we hire to provide support services must conform to our privacy standards. They are required to keep this information confidential and not use it for any other purpose than to carry out the services they are performing for The Reserve Funds, such as printing statements, checks, etc.

- Sharing Information for Marketing Purposes. We may also share information we have about you, as described above, with third parties hired by Reserve to market our products and services.

- Sharing Information among the Reserve Funds. Reserve offers a selection of financial products and services. We may share information we have about you, as described above, among The Reserve Funds. Some of the benefits to you include improved customer service and responsiveness and detection of unusual behavior to help prevent unauthorized transactions or fraud.

QUESTIONS?
If you have any questions, please call our Customer Service Department at 800-637-1700 (and press "0") between the hours of 8:30am and 6:00pm (EST) or send a letter to:

      The Reserve Funds
      Attn: Customer Service
      1250 Broadway
      New York, NY 10001-3701

WE CONTINUE TO EVALUATE OUR EFFORTS TO PROTECT PERSONAL INFORMATION AND MAKE EVERY EFFORT TO KEEP YOUR PERSONAL INFORMATION ACCURATE AND CURRENT. IF YOU IDENTIFY ANY ERROR IN YOUR PERSONAL INFORMATION OR NEED TO MAKE A CHANGE TO THAT INFORMATION, PLEASE CONTACT US AND WE WILL PROMPTLY UPDATE OUR RECORDS. IF YOU HAVE ANY QUESTIONS OR CONCERNS, PLEASE CONTACT US BY E-MAIL AT customerservice@reservefunds.com OR CALL US AT 1-800-637-1700 (and press "0").

* All references in this notice to "The Reserve Funds" or "Reserve" include the Reserve family of funds, Reserve Management Corp., Reserve Management Co., Inc., or RESRV PARTNERS, INC.

This Prospectus contains the information about the Fund which a prospective investor should know before investing.

The Statement of Additional Information ("SAI") contains additional and more detailed information about the Fund, and is considered part of this Prospectus. Our Annual and Semi-Annual Reports list the holdings in the Fund, describe Fund performance, include financial statements for the Fund, and discuss market conditions and strategies that significantly affected the Fund's performance.

These documents may be obtained without charge by writing or calling The Reserve Funds at 800-637-1700 (and press "0"). You can download the documents from the EDGAR database of the SEC's web site (http://www.sec.gov) or you can obtain copies by visiting the SEC's Public Reference Room in Washington, DC (1-202-942-8090) or by electronic mail request at publicinfo@sec.gov or by sending your request and duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102.

 INVESTORS ARE ADVISED TO READ AND RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE.
                                   ** LOGO **

1250 Broadway, New York, NY 10001-3701
(212) 401-5500

GENERAL INFORMATION AND 24-HOUR YIELD AND BALANCE INFORMATION
800-637-1700 (and press "0")--www.reservefunds.com

Distributor--Resrv Partners, Inc.
SEC File Number
                                   ** LOGO **
RESERVE ENHANCED PRIMARY FUND

Class 8
Class 12
Class 15
Class 20
Class 25
Class 35
Class 45
Class TT
Class 85
Class S
Class R
Class RA
Class RB
Class RC
Class RD
Class RE
Class RF
Class RG
PROSPECTUS
(DATE)
Not FDIC insured. May lose value.  Not a money-market fund.

                       RESERVE SHORT-TERM INVESTMENT TRUST

                     1250 BROADWAY, NEW YORK, NY 10001-3701
                          212-401-5500 - 800-637-1700

                      24-HOUR YIELD AND BALANCE INFORMATION
                NATIONWIDE 800-637-1700 - www.reservefunds.com

                      RESERVE SHORT-TERM INVESTMENT TRUST:
                              ENHANCED PRIMARY FUND

                       STATEMENT OF ADDITIONAL INFORMATION

    This Statement of Additional Information ("SAI") describes the Reserve Short-Term Investment Trust ("Trust") and its fund, the Reserve Enhanced Primary Fund (the "Fund"). The Trust was organized as a Delaware statutory trust on ______________, 2003 and is an open-end management investment company, commonly known as a "mutual fund". The Trust is registered with the Securities & Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"). The Enhanced Primary Fund described herein offers 18 classes (Class 8, 12, 15, 20, 25, 35, 45, Treasurer's Trust, 85, S, R, RA, RB, RC, RD, RE, RF and RG). Additional series (funds) and classes may be added in the future by the Board of Trustees ("Trustees"). This SAI is not a Prospectus, but provides detailed information to supplement the Prospectus dated _____________, 2003, and should be read in conjunction with it. A copy of the Prospectus may be obtained without charge by writing or calling the Fund at the above address or telephone number. The SEC maintains a web site (http://www.sec.gov) where you can download the SAI, the Prospectus, material incorporated by reference and other information regarding the Funds. This SAI is dated _____ 2003.

    TABLE OF CONTENTS                                                   PAGE
    Description of Funds                                                  2
    Investment Strategies and Risks                                       2
    Management of the Trust                                               6
    Investment Management, Distribution and Custodian Agreements         14
    Information About the Trust                                          17
    How to Buy and Sell Shares                                           18
    Dividends, Distributions and Taxes                                   24
    Yield Information                                                    26
    General Information                                                  27
    Ratings                                                              28
    Financial Statements                                                 28

SHARES OF THE FUND ARE NEITHER GUARANTEED NOR INSURED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

                      THE FUND IS NOT A MONEY-MARKET FUND.

                             DESCRIPTION OF THE FUND

    The investment objective of the Fund is to seek as high a level of current income as is consistent with preservation of capital and liquidity. Achievement of this objective is not guaranteed. This investment objective may not be changed without the vote of a majority of the outstanding shares of the Fund as defined in the 1940 Act. The Fund seeks to maintain a stable $1.00 share price. The Fund is not a money-market fund.

    Investment in the Fund is not insured or guaranteed by the U.S. Government, Federal Deposit Insurance Corporation ("FDIC") or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money investing in the Fund.

    The Fund is a diversified mutual fund, and as such, under Section 5(b) of the 1940 Act, must have 75% of the value of its total assets in cash and cash items (including receivables), U.S. government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of its total assets and to not more than 10% of the outstanding voting securities of such issuer. The Fund may invest more than 5% of its assets in securities issued by agencies and instrumentalities of the United States government. The Fund may also invest up to 100% of its assets in bank deposits or the equivalent and affiliated money-market funds.

    Reserve Management Co., Inc. ("RMCI" or "Adviser") serves as Investment Adviser to the Trust. Resrv Partners, Inc. ("RESRV"), an affiliate of RMCI, is a distributor of the Fund's shares. RMCI and RESRV are located at 1250 Broadway, New York, NY 10001-3701.

    The following information supplements and should be read in conjunction with the Prospectus.

                         INVESTMENT STRATEGIES AND RISKS

    The investment adviser to the Fund (the "Adviser") monitors a range of economic and financial factors. Based on this analysis, the assets of the Fund are invested in a mix of U.S. dollar denominated securities that are intended to provide as high a yield as possible without violating the Fund's credit quality policies or jeopardizing the stability of its share price.

    The Fund seeks to attain its objective by investing in instruments issued by the U.S. government, its agencies and instrumentalities ("U.S. government securities"), deposit-type obligations, such as negotiable certificates of deposit, time deposits, bankers' acceptances and letters of credit of domestic and foreign banks, money market mutual funds, instruments of comparable quality as determined by the Board of Trustees ("Trustees"), and instruments fully collateralized by such obligations. The Fund may invest, in whole or in part, in the Reserve Enhanced Cash Trust or the Reserve Primary Fund. The Fund will seek to limit share price volatility by maintaining a weighted average maturity of 90 days or less and by limiting the maturity of individual instruments to 18 months or less.

FUND POLICIES. The Fund's investment objective and the following investment policies may not be changed without the affirmative vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund (a "Majority Vote"). The Fund cannot:

(1) borrow money except as a temporary or emergency measure and not in an amount to exceed 33.3% of the market value of its total assets;

(2) issue senior securities except in compliance with the Investment Company Act of 1940 ("1940 Act");

(3) act as an underwriter with respect to the securities of others except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

(4) invest more than 25% of its total assets in any particular industry, except to the extent that its investments are concentrated exclusively in U.S. government securities and bank obligations or repurchase agreements secured by such obligations;

(5) purchase, sell or otherwise invest in real estate or commodities or commodity contracts;

(6) lend more than 33 1/3% of the value of its total assets, except to the extent its investments may be considered loans;

(7) sell any security short or write, sell or purchase any futures contract or put or call option; and (8) make investments on a margin basis.

    Notwithstanding the foregoing investment restrictions, the Fund may invest substantially all of its assets in a related open-end investment company with substantially the same investment objective as the Fund.

    Although not currently using a "master/feeder" structure, based upon shareholder approval, the Trust may use a "master/feeder" structure. In that case, each Fund is a "feeder fund," meaning that it invests in a corresponding "master fund" rather than investing directly in securities. The master fund in turn invests in securities using the strategies described in this Prospectus.

The following section contains more detailed information about types of instruments in which the Fund may invest and a summary of related risks. The Fund may not buy all of these instruments or use all of these techniques; they will be utilized if in the Adviser's opinion it believes that such action will help the Fund achieve its investment objective.

U.S. GOVERNMENT SECURITIES. U.S. government securities include a variety of instruments which are issued or guaranteed by the U.S. Treasury, various agencies of the federal government and various instrumentalities which have been established or sponsored by the U.S. government, and certain interests in the foregoing types of securities such as U.S. Treasury STRIPS. U.S. government securities include direct obligations of the U.S. Treasury (such as Treasury bills, Treasury notes, and Treasury bonds). Obligations such as securities issued by the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC"), the Federal National Mortgage Association ("FNMA"), the Student Loan Marketing Association ("SLMA") and the Federal Home Loan Bank ("FHLB") are also considered U.S. government securities. Some obligations of agencies and instrumentalities of the U.S. government, such as GNMA, are supported by the full faith and credit of the U.S. government. Other securities, such as obligations issued by FNMA and SLMA, are supported by the right of the issuer to borrow from the U.S. Treasury; and others, such as obligations issued by FHLB and FHLMC, are supported only by the credit of the agency or instrumentality issuing the obligation. In the case of securities not backed by the full faith and credit of the U.S., the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

    U.S. Treasury STRIPS permit the separate ownership and trading of the interest and principal components of direct obligations of the U.S. Treasury. These obligations may take the form of (i) obligations from which interest coupons have been stripped; (ii) the interest coupons that are stripped; or
(iii) book-entries at a Federal Reserve member bank representing ownership of obligation components.

BANK OBLIGATIONS. The Fund may invest in bank obligations that include certificates of deposit, banker's acceptances, letters of credit and time deposits. A certificate of deposit is a negotiable certificate representing a bank's obligation to repay funds deposited with it, earning a specified rate of interest over a given period. A banker's acceptance is a negotiable obligation of a bank to pay a draft which has been drawn on it by a customer. A time deposit is a non-negotiable deposit in a bank earning a specified interest rate over a given period of time. A letter of credit is an unconditional guarantee by the issuing bank to pay principal and interest on a note a corporation has issued.

    Domestic banks are subject to extensive government regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is dependent largely upon the availability and cost of funds. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry. Domestic commercial banks organized under federal law are supervised and examined by the Controller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC. Domestic banks organized under state law are supervised and examined by state banking authorities and the FDIC, but are members of Federal Reserve System only if they elect to join. As a result of federal and state laws and regulations, domestic banks are, among other things, generally required to maintain specified levels of reserves and are subject to other regulations designed to promote financial soundness.

FOREIGN BANK OBLIGATIONS. The Fund may invest in obligations of foreign banks located in industrialized nations such as Australia and Canada and the nations of Western Europe and foreign branches of U.S. and foreign banks which at the time of investment, have more than $25 billion (or the equivalent in other currencies) in total assets. Investment in these securities involve risks which may include unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls or other governmental restrictions which might affect payment of principal or interest. Furthermore, foreign banks are not regulated by U.S. banking authorities and are generally not bound by financial reporting standards comparable to U.S. standards.

MUNICIPAL OBLIGATIONS. The Fund may invest in municipal obligations. The interest on these municipal obligations is usually not exempt from federal income tax. They may be issued to raise money for various public purposes such as constructing public facilities. Certain types of municipal obligations are issued to obtain funding for privately operated facilities. General obligation bonds and notes are backed by the taxing power of the issuer. Revenue bonds and notes are backed by the revenues of a project or facility such as tolls from a toll road or, in some cases, from the proceeds of a special excise tax, but not by the general taxing power. Industrial development revenue bonds and notes are a specific type of revenue bond or note backed by the credit of a private issuer. Municipal obligations bear fixed, variable or floating rates of interest.

    The Fund will purchase municipal securities which are rated MIG1 or MIG2 by Moody's Investor Services, Inc. ("Moody's"), SP-1 or SP-2 by Standard & Poor's Corporation ("S&P") or the equivalent. Municipal obligations which are not rated may also be purchased provided such securities are determined to be of comparable quality by RMCI to those rated securities in which the Fund may invest, pursuant to guidelines established by their Trustees.

    Municipal obligations are sometimes offered on a "when-issued" or delayed delivery basis. There is no limit on the Fund's ability to purchase municipal securities on a when-issued basis. At the time the Fund makes the commitment to purchase a municipal obligation on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value ("NAV"). The Fund will also maintain readily marketable assets at least equal in value to commitments for when-issued securities specifically for the settlement of such commitments. RMCI does not believe that the Fund's NAV or income will be adversely affected by the purchase of municipal obligations on a when-issued basis.

    Municipal securities can be significantly affected by economic and political changes, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and various utilities, conditions in those sectors and the financial condition of an individual municipal issuer can affect the overall municipal market.

COMMERCIAL PAPER. The Fund may not invest in commercial paper.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS. A repurchase agreement ("repo") transaction occurs when the Fund purchases and simultaneously contracts to resell securities at fixed prices. The Fund will limit repos to those financial institutions and securities dealers who are deemed credit worthy pursuant to guidelines established by the Fund's Trustees. Repos are considered by the SEC staff to be loans by the Fund that enters into them. Repos could involve risks in the event of a default of the repo counter-party to the agreement, including possible delays, losses or restrictions upon the Fund's ability to dispose of the underlying securities. In an attempt to reduce the risk of incurring a loss on a repo, RMCI will follow procedures intended to provide that all repos are at least 100% collateralized as to principal and interest. The Fund will make payment for such instruments only upon their physical delivery to, or evidence of their book-entry transfer to, the account of the Fund's Custodian. If the seller defaults on the repurchase obligation, the Fund could incur a loss and may incur costs in disposing of the underlying security.

The Fund will not hold more than 10% of its net assets in illiquid securities, including repos maturing in more than seven (7) days.

    Illiquid securities generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the fund has valued the instruments. The liquidity of the Fund's investments is monitored by the Adviser under the supervision and direction of the Trustees. Investments currently not considered liquid include repos not maturing within seven days and certain restricted securities.

    The Fund may sell securities in a reverse repo when it is considered advantageous, such as to cover net redemptions or to avoid a premature outright sale of its portfolio securities. In a typical reverse repo transaction, the seller (Fund) retains the right to receive interest and principal payments on the security, but transfers title to and possession of it to a second party in return for receiving a percentage of its value. By repaying the repo counterparty the value received plus interest, the Fund repurchases the transferred security. It is the Fund's policy that entering into a reverse repo transaction will be for temporary purposes only and, when aggregated with other borrowings, may not exceed 5% of the value of the total assets of the Fund at the time of the transaction.

BORROWING. The Fund has the authority to borrow money (including reverse repos involving sales by the Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price) for extraordinary or emergency purposes but not in an amount exceeding 33% of its total assets. Borrowing may subject the Fund to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds. The Fund normally may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. Borrowing can involve leveraging when securities are purchased with the borrowed money. To avoid this, the Fund will not purchase securities while borrowings are outstanding.

SECURITIES LENDING AGREEMENTS. To increase its income, the Fund may lend securities to brokers, dealers and institutional investors if the loan is collateralized in accordance with applicable regulatory requirements (the "Guidelines") and if, after any loan, the value of the securities loaned does not exceed 25% of the value of its assets. Under the present Guidelines, the loan collateral must, on each business day, be at least equal to the value of the loaned securities plus accrued interest and must consist of cash or securities of the U.S. government (or its agencies or instrumentalities). The Fund receives an amount equal to the interest on loaned securities and also receives negotiated loan fees. The Fund may also pay reasonable finders, custodian and administrative fees. Loan arrangements made by the Fund will comply with all other applicable regulatory requirements including the rules of the New York Stock Exchange ("NYSE"), which require the borrower, after notice, to redeliver the securities within the normal settlement time of three (3) business days. The Fund may from time to time lend securities on a short-term basis to banks, brokers and dealers (but not individuals) and receive as collateral cash or securities issued by the U.S. government or its agencies or instrumentalities. The collateral will be required to be maintained at all times in an amount equal to at least 100% of the current value of the loaned securities plus accrued interest.

RISKS OF INVESTING IN THE FUND. The principal risk factors associated with investment in the Fund are the risk of fluctuations in short-term interest rates and the risk of default among one or more issuers of securities which comprise the Fund's assets; consequently when you sell (redeem) your shares of the Fund, they could be worth more or less than what you paid for them. In addition to the general investment risks of the Fund, there are risks specific to the types of securities held, which have been outlined above. The Fund intends to invest exclusively in high-quality securities. Generally, high-quality securities are securities that present minimal credit risks and are rated at least single "A" by two nationally recognized statistical rating organizations ("NRSRO"), or by one if only one NRSRO has rated the securities, or, if unrated, determined to be of comparable quality by RMCI pursuant to guidelines adopted by the Trustees. Money market fund shares and U.S. government securities also are high quality securities. Should a security's high-quality rating change after purchase by a Fund, RMCI would take such action, including no action, as determined to be in the best interest of the Fund by the Trustees.

TEMPORARY DEFENSIVE POSITIONS. The Fund will at all times as is practicable be invested in accordance with the investment objective and strategies outlined in the Prospectus and SAI. However, from time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. If the Fund adopts a temporary defensive position, the Fund might not be able to attain its objective.

The Fund would, in adopting a temporary defensive position, buy more conservative U.S. Government securities. Further, in an extreme emergency, the Fund would maintain a large percentage of uninvested cash.

TRANSACTION CHARGES AND FUND ALLOCATION. As investment securities transactions made by the Fund are normally principal transactions at net prices, the Fund does not normally incur brokerage commissions. Purchases of securities from underwriters involve a commission or concession paid by the issuer to the underwriter and after market transactions with dealers involve a spread between the bid and asked prices.

    Subject to the overall supervision of the officers of the Fund and the Trustees, RMCI places all orders for the purchase and sale of the Fund's investment securities. In the purchase and sale of investment securities, RMCI will seek to obtain prompt and reliable execution of orders at the most favorable prices and yields. In determining best price and execution, RMCI may take into account a dealer's operational and financial capabilities, the type of transaction involved, the dealer's general relationship with RMCI, and any statistical, research, or other services provided by the dealer to RMCI. To the extent such non-price factors are taken into account the execution price paid may be increased, but only in reasonable relation to the benefit of such non-price factors to the Fund as determined by RMCI. Brokers or dealers who execute investment securities transactions may also sell shares of the Fund. However, any such sales will be neither a qualifying nor disqualifying factor in the selection of brokers or dealers.

    When orders to purchase or sell the same security on identical terms are simultaneously placed for the Fund and other investment companies managed by RMCI, the transactions are allocated as to amount in accordance with each order placed for each Fund. However, RMCI may not always be able to purchase or sell the same security on identical terms for all investment companies affected.

                             MANAGEMENT OF THE TRUST

    The Board of Trustees is responsible for the management and supervision of the Trust. The Trustees approve all significant agreements between the Trust and those companies that furnish services to the Trust. The Trustees and the Executive Officers of the Trust oversee 29 portfolios in the Reserve fund complex. The Reserve fund complex consists of six trusts: The Reserve Fund, Reserve Tax-Exempt Trust, Reserve New York Tax-Exempt Trust, Reserve Municipal Money-Market Trust, Reserve Private Equity Series and Reserve Short-Term Investment Trust. The meetings of the Trustees of the six trusts are held jointly. None of the Trustees or Executive Officers hold other directorships outside The Reserve Funds, with the exception of Father Donald Harrington, a Director of Bear Stearns Companies, Inc. (financial services company/broker-dealer) since 1993 and Patrick Foye, a Director of the Philadelphia Trust Company since 2002.

Each Trustee who is considered an "interested person" of the Trust (as defined in Section 2(a)(19) of the 1940 Act) is indicated by an asterisk next to his name. Unless otherwise noted, the address of each Trustee and Officer is The Reserve Funds, 1250 Broadway, New York, NY 10001-3701.

The Trustees and Executive Officers of the Trust, together with information as to their principal business occupations during at least the last five years, are shown below:

INTERESTED TRUSTEES*

                                CURRENT POSITIONS HELD    TERM OF OFFICE**         PRINCIPAL OCCUPATIONS DURING
NAME, ADDRESS, AGE                  WITH THE FUND      AND LENGTH OF SERVICE           THE LAST FIVE YEARS
------------------------------- ---------------------- --------------------- ---------------------------------------
BRUCE R. BENT*                  Chairman, Chief        Since 2000            President of Reserve Management
Age: 66                         Executive Officer                            Company, Inc. ("RMCI"), Director and
                                and Trustee of The                           Chairman/Chief Executive Officer of
                                Reserve Fund ("RF"),                         Reserve Management Corporation ("RMC");
                                Reserve Tax-Exempt                           Chairman and Director of Resrv
                                Trust ("RTET"),                              Partners, Inc. ("RESRV") (2000 -
                                Reserve New York                             present) and Chairman and Director pf
                                Tax-Exempt Trust                             the Reserve International Liquidity
                                ("RNYTET"), Reserve                          Fund (USD) Ltd. (1990 - present)
                                Municipal
                                Money-Market Trust                           Co-founder of The Reserve Funds (1970);
                                ("RMMMT"), Reserve                           various executive officer positions
                                Private Equity                               (1970 - 2000).
                                Series ("RPES") and
                                Reserve Short-Term
                                Investment Trust
                                ("RSTIT").

NON-INTERESTED TRUSTEES

                                CURRENT POSITIONS         TERM OF OFFICE**         PRINCIPAL OCCUPATIONS DURING
NAME, ADDRESS, AGE              HELD WITH THE FUND     AND LENGTH OF SERVICE           THE LAST FIVE YEARS
------------------------------- ---------------------- --------------------- ---------------------------------------
EDWIN EHLERT, JR.               Trustee of RF,         Since 1970            Retired. President, Premier Resources,
Age: 72                         RTET, RNYTET,                                Inc. (meeting management firm) (1987 -
2584 Morningstar Road           RMMMT, RPES and                              2001).
Manasquan, NJ 08736             RSTIT.

PATRICK J. FOYE                 Trustee of RF,         Since 2000            Deputy Chairman of Long Island Power
Age: 46                         RTET, RNYTET,                                Authority (1995 - present). Executive
c/o AIMCO                       RMMMT, RPES and                              Vice President of Apartment Investment
2000 S. Colorado Blvd.          RSTIT.                                       and Management Company ('AIMCO') (real
Tower Two                                                                    estate investment trust) (1998 -
Suite 2-1000                                                                 present); Partner, Skadden, Arps,
Denver, CO 80222                                                             Slate, Meagher & Flom  (Law firm) (1989
                                                                             - 1998).

DONALD J. HARRINGTON, C.M.      Trustee of RF,         Since 1987            President of St. John's University, NY
Age:  57                        RTET, RNYTET,                                (1989 - present).
c/o St. John's University       RMMMT, RPES and
8000 Utopia Parkway             RSTIT.
Jamaica, NY 11439

WILLIAM J. MONTGORIS            Trustee of RF,         Since 1999            Retired. Former Chief Operating Officer
Age: 56                         RTET, RNYTET,                                of The Bear Stearns Companies, Inc.
286 Gregory Road                RMMMT, RPES and                              (1979 - 1999).
Franklin Lakes, NJ 07417        RSTIT.

WILLIAM E. VIKLUND              Trustee of RF,         Currently, since      Retired. Former President and COO of
Age: 62                         RTET, RNYTET,          1999. (Previously,    Long Island Bankcorp (1980 - 1996).
110 Grist Mill Lane             RMMMT, RPES and        1987 - 1990)
Plandome Manor, NY 11030-1110   RSTIT.

* MR. BENT IS CONSIDERED TO BE AN "INTERESTED PERSON" OF THE FUND AS DEFINED IN THE 1940 ACT DUE TO HIS EMPLOYMENT WITH RMC, RMCI AND RESRV.
** EACH TRUSTEE SHALL HOLD OFFICE UNTIL HE RESIGNS, IS REMOVED OR UNTIL HIS SUCCESSOR IS DULY ELECTED AND QUALIFIED. A TRUSTEE SHALL RETIRE UPON ATTAINING THE AGE OF SEVENTY-FIVE (75) YEARS. TRUSTEES NEED NOT BE SHAREHOLDERS.

OFFICERS, WHO ARE NOT TRUSTEES

                                CURRENT POSITIONS         TERM OF OFFICE**         PRINCIPAL OCCUPATIONS DURING
NAME, ADDRESS, AGE              HELD WITH THE FUND     AND LENGTH OF SERVICE           THE LAST FIVE YEARS
------------------------------- ---------------------- --------------------- ---------------------------------------
BRUCE R. BENT II                President and          Since 2000 and        Senior Vice President, Secretary and
Age: 37                         Assistant              2002, respectively    Assistant Treasurer of RMCI; Senior
                                Treasurer of RF,                             Vice President, Secretary and Assistant
                                RTET, RNYTET,                                Treasurer of RMC; and, Secretary and
                                RMMMT and RPES                               Director of RESRV (2000 -present).
                                                                             Trustee of RF, RTET, RNYTET, and RPES
                                Trustee of RMMMT.                            (1999 - 2001). Vice President RMC, RMCI
                                                                             and RESRV (1992 - 2000).

ARTHUR T. BENT III              Chief Operating        Since 2000 and        Chief Operating Officer/Treasurer,
Age: 35                         Officer/Treasurer,     2002, respectively    Senior Vice President and Assistant
                                Senior Vice                                  Secretary of RMCI; President, Treasurer
                                President and                                and Assistant Secretary of RMC; and,
                                Assistant                                    Treasurer and Director of RESRV (2000 -
                                Secretary of RF,                             present). Vice President RMC, RMCI and
                                RTET, RNYTET,                                RESRV (1997 - 2000).
                                RMMMT and RPES.

                                Trustee of RMMMT.

**  OFFICERS HOLD THEIR POSITIONS WITH THE TRUST UNTIL A SUCCESSOR HAS BEEN DULY
   ELECTED AND QUALIFIED.

    Under the Declaration of Trust, the Trustees and officers are entitled to be indemnified by the Trust to the fullest extent permitted by law against all liabilities and expenses reasonably incurred by them in connection with any claim, suit or judgment or other liability or obligation of any kind in which they become involved by virtue of their service as a Trustee or officer of the Trust, except liabilities incurred by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

    The Trust does not pay any pension or retirement benefits to the Trustees.

                               COMPENSATION TABLE
                       FOR FISCAL YEAR ENDED MAY 31, 2003

                                              AGGREGATE               TOTAL COMPENSATION
                                             COMPENSATION        FROM TRUST AND TRUST COMPLEX
  NAME OF TRUSTEE, POSITION                   FROM TRUST*    (5 ADDITIONAL TRUSTS) PAID TO TRUSTEE
-----------------------------------------   --------------   -------------------------------------
Bruce R. Bent, Chairman/CEO and Trustee      $       0                   $       0
Edwin Ehlert, Jr., Trustee                           0                      40,000
Patrick J. Foye, Trustee                             0                      40,000
Rev. Donald J. Harrington, Trustee                   0                      40,000
William J. Montgoris, Trustee                        0                      40,000
William E. Viklund, Trustee                          0                      36,500

    The members of the Board of Trustees who are not "Interested Trustees" are paid a stipend of $3,500 for each joint Board meeting they attend in person, a stipend of $1,000 for each joint telephonic meeting they participate in, and an annual fee of $24,000 for service to all of the trusts in the complex.

                 EQUITY SECURITIES OWNED AS OF DECEMBER 31, 2002

                                                DOLLAR RANGE             AGGREGATE DOLLAR RANGE OF EQUITY
                                            OF EQUITY SECURITIES     SECURITIES IN ALL REGISTERED INVESTMENT
                                                IN THE FUND*          COMPANIES OVERSEEN BY TRUSTEE IN THE
NAME OF TRUSTEE, POSITION                         (1), (2)               FAMILY OF INVESTMENT COMPANIES
-----------------------------------------   --------------------   -----------------------------------------
Bruce R. Bent, Chairman/CEO and Trustee     0                        Over $100,000
Edwin Ehlert, Jr., Trustee                  0                        $1-$10,000
Patrick J. Foye, Trustee                    0                        Over $100,000
Rev. Donald J. Harrington, Trustee          0                        $1-$10,000
William J. Montgoris, Trustee               0                        $50,000-$100,000
William E. Viklund, Trustee                 0                        $10,000-$50,000

*The Trustees, as a group, own less than 1% of any class of the Trust.

    The Trustees serve indefinite terms (subject to certain removal procedures) and they appoint their own successors, provided that at least a majority of the Trustees have been elected by shareholders. A Trustee may be removed at any meeting of shareholders by a vote of a majority of the Fund's shareholders.

    The Joint Board has a Review Committee, Nominating Committee and Valuation Committee. The Review Committee, which performs the functions of an audit committee, reviews compliance procedures and practices, oversees the Fund's accounting and financial reporting policies and practices and oversees the quality and objectivity of the Fund's financial statements and the independent audit thereof. The members of the Review Committee, which met once during the last fiscal year, include all of the Board's independent trustees: Messrs. Ehlert, Foye, Harrington, Montgoris, and Viklund. The Review Committee members receive an annual committee fee of $2,000. The Nominating Committee, also comprised of all of the independent trustees, evaluates the qualifications of candidates and makes nominations for independent trustee membership on the Board. The Nominating Committee does not consider nominees recommended by shareholders. The purpose of the Valuation Committee, which is comprised of at least two Trustees at all times, one of whom must be an Independent Trustee, is to oversee the implementation of the Fund's valuation procedures and to make fair value determinations on behalf of the Board as specified in the valuation procedures.

CODE OF ETHICS. The Trust, its Adviser and RESRV have adopted Code of Ethics ("Code"), respectively, conforming to the requirements of Rule 17j-1 under the 1940 Act. The purpose of the Code is to establish guidelines and procedures to identify and prevent persons who may have knowledge of the Trust's investments and investment intentions from breaching their fiduciary duties and to deal with other situations that may pose a conflict of interest or a potential conflict of interest. Additionally, federal securities laws require money managers and others to adopt policies and procedures to identify and prevent the misuse of material, non-public information. Therefore, the Trust has developed and adopted an Insider Trading Policy that applies to all employees, affiliates and subsidiaries. As per the Codes, an Access Person may only engage in Personal Securities Transactions in accordance with the procedures and guidelines established. The Code does not cover transactions in debt securities issued by the U.S. government or its agencies or instrumentalities, bankers' acceptances, bank certificates of deposit, commercial paper or municipal bonds.

                       INVESTMENT MANAGEMENT, DISTRIBUTION
                            AND CUSTODIAN AGREEMENTS

Investment Management Agreement. RMCI, 1250 Broadway, New York, NY 10001-3701, a registered investment adviser, manages the Fund and provides it with investment advice pursuant to an to an Investment Management Agreement dated ________with the Trust ("Investment Management Agreement"). Under the terms of the Investment Management Agreement, RMCI is responsible for formulating the Fund's investment programs and for making day-to-day investment decisions and engaging in portfolio transactions, subject to overall approval by the Trustees. . The initial term of the Investment Management Agreement is two years. The Investment Management Agreement may continue in effect from year to year if approved at least annually by a vote of the majority of the Trustees (including a majority of the Trustees who are not parties to the Investment Management Agreement or interested persons of such parties) cast in person at a meeting called for the purpose. The Agreement terminates automatically upon its assignment and may be terminated without penalty upon sixty (60) days written notice by a vote of the Trustees or by vote of a majority of outstanding voting shares of the Fund or by RMCI.

    In approving the Investment Management Agreement, the Trustees, including the Independent Trustees, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by RMCI or its affiliates in connection with providing services to the Fund, compared the fees charged to those of similar funds or clients for comparable services, and analyzed the expenses incurred by RMCI with respect to the Fund. The Trustees also considered the total expenses of the Fund and other factors. After requesting and reviewing such information as they deemed necessary, the Trustees concluded that the approval of the Investment Management Agreement was in the best interests of the Fund and its shareholders. No single factor reviewed by the Trustees was identified by the Trustees as the principal factor in determining to approve the Investment Management Agreement with RMCI.

    Under the terms of the Investment Management Agreement with the Trust, RMCI is paid a comprehensive management fee. The comprehensive management fee includes the advisory fee, all administrative and customary operating expenses of the Fund, as well as shareholder liaison services (such as, responding to customer inquiries and providing information on their investments), recordkeeping charges, accounting expenses and transfer agent costs. Excluded from the definition of administrative and customary operating expenses are interest charges, taxes, brokerage fees and commissions, extraordinary legal and accounting fees and expenses, government imposed expenditures such as state (bluesky) and SEC registration fees, proxy solicitations charges, payments to the Trust's Distribution Plan and fees and expenses of the disinterested Trustees, for which the Fund pays its direct or allocated share. The Fund pays RMCI a comprehensive management fee per year of the average daily net assets of the Fund according to the following schedule:

                                                                                                   TREASURER'S
                              CLASS 8  CLASS 12  CLASS 15  CLASS 20  CLASS 25  CLASS 35  CLASS 45  TRUST         CLASS 85
COMPREHENSIVE
MANAGEMENT FEE                0.08%    0.12%     0.15%     0.20%     0.25%     0.35%     0.45%     0.70%         0.80%

                              CLASS S  CLASS R   CLASS RA  CLASS RB  CLASS RC  CLASS RD  CLASS RE  CLASS RF  CLASS RG
COMPREHENSIVE
MANAGEMENT FEE                0.80%    0.80%     0.80%     0.80%     0.80%     0.80%     0.80%     0.80%     0.80%

    In addition, Class 85, S, R, RA, RB, RC, RD, RE, RF and RG pay a 12b-1 fee, which is described below in the section entitled, "Plan of Distribution".

    From time to time, RMCI may waive receipt of its fees and/or voluntarily assume certain expenses of the Fund that would have the effect of lowering the Fund's expense ratio and increasing yield to investors at the time such amounts are assumed or waived, as the case may be. RMCI may also make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

DISTRIBUTION AGREEMENT. The distributor of Fund shares is RESRV (the "Distributor"). The Trust has authorized the Distributor, in connection with its sale of Fund shares, to give only such information and to make only such statements and representations as are contained in the Prospectus. Sales may be made only by the Prospectus. The Distributor is the "principal underwriter" for the Fund within the meaning of the 1940 Act, and as such acts as agent in arranging for the continuous offering of Fund shares. The Distributor has the right to enter into selected dealer agreements with brokers or other persons of its choice for the sale of Fund shares. Parties to selected dealer agreements may receive assistance payments if they qualify for such payments under the Plan of Distribution described below. RESRV's principal business is the distribution of mutual fund shares.

    The Distribution Agreement may be renewed annually if specifically approved by the Trustees, and by the vote of a majority of the disinterested Trustees cast in person at a meeting called for the purpose of voting on such approval or by the vote of a majority of the outstanding voting securities of the Fund.

PLAN OF DISTRIBUTION. (Class 85, S, R, RA, RB, RC, RD, RE, RF and RG only). The Trust maintains a Plan of Distribution ("Plan") and related agreements, as amended, under Rule 12b-1 of the 1940 Act, which provides that investment companies may pay distribution expenses, directly or indirectly, pursuant to a Plan adopted by the investment company's Trustees and approved by its shareholders. Under the Plan, the Fund makes assistance payments to brokers, financial institutions and other financial intermediaries ("Firms") for shareholder accounts ("qualified accounts") at an annual rate not to exceed 1.00% of the average daily NAV of all Firms' qualified accounts. Such distribution assistance may include, but is not limited to, establishment of shareholder accounts, delivering prospectuses to prospective investors and processing automatic investment in Fund shares of client account balances. Substantially all such monies (together with significant amounts from RMCI's own resources) are paid by RMCI to payees for their distribution assistance or administrative services, with any remaining amounts being used to partially defray other expenses incurred by RMCI in distributing Fund shares. In addition to the amounts required by the Plan, RMCI may, at its discretion, pay additional amounts from its resources. Any additional amounts that may be paid will be based upon RESRV and RMCI's analysis of the contribution that a Firm makes to the Fund by increasing assets under management. RESRV and RMCI will also consider the need to respond to competitive offers of others, which could result in assets being withdrawn from the Fund. RMCI may elect to retain a portion of the distribution assistance payments to pay for sales materials or other promotional activities. The Trustees have determined that there is a reasonable likelihood the Plan will benefit the Fund and its shareholders.

    Under the Plan, the Trust's Controller or Treasurer reports quarterly the amounts and purposes of assistance payments. During the continuance of the Plan, the selection and nomination of the disinterested Trustees are at the discretion of the disinterested Trustees currently in office.

    The Plan and related agreements may be terminated at any time by a vote of the majority of the outstanding voting securities of the Fund, or by vote of the disinterested Trustees. The Plan and related agreements may be renewed from year to year, if approved by the vote of a majority of the disinterested Trustees cast in person at a meeting called for the purpose of voting on such renewal. The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plan must be approved by a vote of the Trustees and of the disinterested Trustees, cast in person at a meeting called for the purpose of such vote.

TRANSFER AGENT AND DIVIDEND-PAYING AGENT. The Trust acts as its own transfer agent and dividend-paying agent.

CUSTODIAN AND INDEPENDENT ACCOUNTANTS. JP Morgan Chase Bank, 4 New York Plaza, New York, NY 10004 is "Custodian" of the assets of the Trust pursuant to a Custodian Agreement. The Bank of New York, 1 Wall Street, New York, NY 10286 and State Street Bank & Trust Co., 225 Franklin Street, Boston, MA 02110 are Custodians for the Trust for limited purposes in connection with certain repos. The Custodians have no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. , New York, NY 10036 serves as the Trust's independent accountants.

                           INFORMATION ABOUT THE TRUST

    The Declaration of Trust permits the Trust to issue an unlimited number of full and fractional shares of beneficial interest that may be issued in any number of series (funds) and/or classes. Shares issued will be fully paid and non-assessable and will have no preemptive rights. The shareholders of the Fund are entitled to a full vote for each full share held (and fractional votes for fractional shares) and have equal rights to earnings, dividends, redemptions and in the net assets of the Fund upon liquidation. The Trustees do not intend to hold annual meetings but will call such special meetings of shareholders as may be required under the 1940 Act (e.g., to approve a new Investment Management Agreement or change the fundamental investment policies) or by the Declaration of Trust.

    Further, the Trust is allowed to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. If they deem it advisable and in the best interests of shareholders, the Trustees may classify or reclassify any unissued shares of the Fund by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms and conditions of redemption of the stock. Any changes would be required to comply with all applicable state and federal securities laws which require that each class be preferred over all other classes in respect to assets specifically allocated to such class. It is anticipated that, under most circumstances, the rights of any additional classes would be comparable, unless otherwise required, to respond to the particular situation. Upon liquidation of the Fund, shareholders are entitled to share, pro rata, in the net assets of the Fund available for distribution to such shareholders. It is possible, although considered highly unlikely in view of the method of operation of mutual funds, that should the assets of one class of shares be insufficient to satisfy its liabilities, the assets of another class could be subject to claims arising from the operations of the first class of shares. No changes can be made to the Fund's issued shares without shareholder approval.

    Each Fund share, when issued, is fully paid, non-assessable and fully transferable or redeemable at the shareholder's option. Each share has an equal interest in the net assets of the Fund, equal rights to all dividends and other distributions, and one vote for all purposes. Shares of all classes vote together for the election of Trustees and have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Trustees could elect all Trustees if they so choose, and in such event the holders of the remaining shares could not elect any person to the Board of Trustees. The Fund intends to conduct its operations in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

    To date, the Board has authorized the creation of one series (funds):
Enhanced Primary Fund. The Enhanced Primary Fund offers eighteen classes of shares: Class 8, 12, 15, 20, 25, 35, 45, Treasurer's Trust, 85, S R, RA, RB, RC, RD, RE, RF and RG. All consideration received by the Trust for shares of one of the Fund and/or classes and all assets in which such consideration is invested will belong to that Fund and/or class (subject only to rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one series and/or class are treated separately from those of the other series and/or class. The Trust has the ability to create, from time to time, new series and/or classes without shareholder approval.

    Under Delaware law, the shareholders and trustees of a business trust can be personally liable for the Fund's obligations unless, as in this instance, the Declaration of Trust provides, in substance, that no shareholder or trustee shall be personally liable for the Fund, and each investment portfolio's obligations to third parties, and requires that every written contract made by the Trust contain a provision to that effect. The Declaration of Trust also requires the Trust to indemnify its shareholders and Trustees against such liabilities and any related claims or expenses.

    The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

    SEC regulations provide that if a class is separately affected by a matter requiring shareholder vote (election of Trustees, ratification of independent auditor selection, and approval of an underwriting agreement are not considered to have such separate effect and may be voted upon by the shareholders of the Fund as a whole), each class will vote separately on such matters as approval of the Investment Management Agreement, material amendments to the Plan, and changes in the fundamental policies of the Fund. These items require approval by a Majority Vote of the class affected.

                           HOW TO BUY AND SELL SHARES

PURCHASES - GENERAL. Shares of the Fund are sold without a front or back-end sales load. You may be charged a fee if you effect transactions in shares of a Fund through a securities dealer, bank or other financial institution. The Fund reserves the right to reject any purchase order.

    The minimum initial investment in the Fund is:

MINIMUM INITIAL INVESTMENT
                                   REGULAR ACCOUNTS                  $50 million for Class 8;
                                                                     $35 million for Class 12;
                                                                     $20 million for Class 15;
                                                                     $15 million for Class 20;
                                                                     $10 million for Class 25;
                                                                     $7 million for Class 35;
                                                                     $5 million for Class 45;
                                                                     None for Treasurer's Trust, S, R, RA, RB,
                                                                     RC, RD, RE, RF and RG.

                                   IRA accounts (Class Treasurer's   $1,000
                                   Trust, S, R, RA, RB, RC, RD, RE,
                                   RF AND RG only)
SUBSEQUENT INVESTMENT
REQUIREMENTS
                                   REGULAR ACCOUNTS                  $5 million for Class 8;
                                                                     $2.5 million for Class 12;
                                                                     $1 million for Class 15;
                                                                     $500,000 for Class 20;
                                                                     None for Class 25, 25, 35, 45, TT, 85, S,
                                                                     R, RA, RB, RC, RD, RE, RF and RG.;
                                                                     35;

                                   IRA ACCOUNTS                      $250
                                   (Class Treasurer's Trust S, R,
                                   RA, RB, RC, RD, RE, RF AND RG
                                   only)

HOW TO PURCHASE
                                                                     BY CHECK. (drawn on a U.S. bank). Please
                                                                     mail to or visit us at 1250 Broadway, New
                                                                     York, NY 10001-3701. You must include
                                                                     your account number (or Taxpayer
                                                                     Identification Number) on the face of the
                                                                     check and make the check payable to The
                                                                     Reserve Funds.
                                                                     BY WIRE. Call The Reserve Funds at
                                                                     800-637-1700 for specific instructions or
                                                                     the Firm from which you received this
                                                                     Prospectus.
                                                                     THIRD PARTY INVESTMENTS. Investments made
                                                                     through a third party such as a financial
                                                                     services agent, rather than directly with
                                                                     the Fund, may be subject to policies and
                                                                     fees different than those described here.
                                                                     Banks, brokers, 401(k) plans, financial
                                                                     advisers and financial supermarkets may
                                                                     charge transaction fees and may set
                                                                     different minimum investments or
                                                                     limitations on buying or selling shares.
                                                                     Investors should consult a representative
                                                                     of the plan or financial institution if
                                                                     in doubt.

HOW TO PURCHASE:

       BY CHECK. (drawn on a U.S. bank). Please mail to or visit us at 1250 Broadway, New York, NY 10001-3701. You must include your account number (or Taxpayer Identification Number) on the face of the check and make the check payable to The Reserve Funds.

       BY WIRE. (All classes, except Treasurer's Trust). Please call The Fund at 800-637-1700 or the Firm from which you received the Prospectus for specific instructions.

       THIRD PARTY INVESTMENTS. Investments made through a third party, such as a financial services agent, rather than directly with the Fund, may be subject to policies and fees different from those described here. Banks, brokers, 401(k) plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Investors should consult a representative of the plan or financial institution if in doubt.

    The initial investment must be accompanied by an Account Application or equivalent information. Checks drawn on foreign banks are normally not accepted by the Fund. In addition, the Fund does not accept cash investments, travelers, foreign and third party checks, money orders or credit card convenience checks. Purchase and redemption orders are not accepted on days the NYSE is closed except Good Friday. In addition, orders are not accepted on Columbus Day and Veterans Day. The Fund reserves the right to reject any investment in the Fund for any reason and may, at any time, suspend all new investment in the Fund. Shares also may be purchased through Reserve Automatic Asset Builder (see below). In addition, the Fund reserves the right to change the minimum investment amount at any time.

    The Fund's shares are sold on a continuous basis at the NAV per share. Checks and wires which do not correctly identify the account to be credited may be returned or delay the purchase of shares. Only federal funds wires and checks drawn on the Fund's bank are eligible for entry as of the business day received. For federal funds wires to be eligible for same-day order entry, the Fund must be notified before 5:00 PM Eastern Time of the amount to be transmitted and the account to be credited. Payment by check not immediately convertible into federal funds will be entered as of the business day when covering federal funds are received or bank checks are converted into federal funds. This usually occurs within two (2) business days, but may take longer. Checks delivered to the Fund's offices after 5:00 PM Eastern Time will be considered received the next business day. Investors will be charged a fee (currently $15) for any check that does not clear and will be responsible for any losses suffered by the Fund as a result. A Federal Reserve wire system transfer ("Fed wire") is the only type of wire transfer that is reliably available in federal funds on the day sent. Checks and other items submitted to the Fund for investment are only accepted when submitted in proper form (i.e. receipt of all necessary information, signatures and documentation), denominated in U.S. dollars.

    Subject to the approval of the Trust, shares of the Fund may be purchased with liquid securities that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust's valuation policies. These transactions will be effected only if the Fund intends to retain the security in the Fund as an investment. Assets purchased by the Fund in such a transaction will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

SHARE PRICE: NAV. The Fund's NAV is based on the market value of the securities in the Fund's portfolio. The NAV per share of the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its assets less liabilities) by the total number of shares outstanding. The Fund's investments are valued generally by using available market quotations or at "fair value." For securities whose maturity is greater than 60 days, the value of a security is determined by using quotations from pricing services or brokers. If such third party pricing information is unavailable, "fair value" price will be determined by the Adviser in good faith under the supervision of the Trustees. A security's "fair value" price approximates market value and may differ from the price next available from independent providers.

    For securities whose maturity is less than 60 days, the Fund will use the amortized cost method of valuation. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument and does not take into account unrealized gains or losses. Portfolio securities are valued at their acquisition cost, adjusted over time based on the discounts or premiums reflected in their purchase price. While this method provides certainty in valuation, there may be some periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

SHARE CERTIFICATES. Share certificates are not issued by the Fund.

RESERVE AUTOMATIC ASSET-BUILDER PLAN. (Treasurer's Trust, Class R, RA, RB, RC, RD, RE, RF and RG). If you have an account, you may purchase shares ($25 suggested minimum) from a checking, NOW, or bank money-market deposit account or from a U.S. government distribution ($25 suggested minimum) such as a social security, federal salary, or certain veterans' benefits, or other payment from the federal government. You may also purchase shares automatically by arranging to have your payroll deposited directly into your account. Please call the Fund at 800-637-1700 for an application.

REDEMPTIONS -- GENERAL. Redemption payments will normally be made by check or wire transfer but the Fund are authorized to make payment of redemptions partly or wholly in kind (that is, by delivery of investment securities valued at the same time as the redemption NAV is determined). The Fund has elected to permit any shareholder of record to make redemptions wholly in cash to the extent the shareholder's redemptions in any 90-day period do not exceed the lesser of $250,000 or 1% of the net assets of the respective Fund. The election is irrevocable pursuant to rules and regulations under the 1940 Act unless withdrawal is permitted by order of the SEC. Redemptions in kind are further limited by the Funds' practice of holding instruments typically with a minimum value of $1,000,000 and their intention to redeem in kind only when necessary to reduce a disparity between amortized cost and market value. In disposing of such securities, an investor might incur transaction costs and on the date of disposition might receive an amount less than the NAV of the redemption..

WRITTEN AND TELEPHONE REQUESTS. Redemption instructions and options should be specified when your account is opened. Subsequent elections and changes in instructions must be in writing with the signature(s) guaranteed. Changes in registration or authorized signatories may require additional documentation. You may redeem shares by a letter of instruction which states: the name(s) and signature(s) of all accountholders (signature(s) guaranteed, if necessary), account number, Fund name, the dollar amount you want to sell, and how and where to send the proceeds. If you are redeeming your IRA, please note the applicable withholding requirements.

    To reduce the risk of loss, certain situations require written instructions along with signature guarantees. These include:
    (1) redemptions for more than $10,000, if redemption proceeds are not being sent to the shareholder's designated bank or brokerage account; or
    (2) redemptions on accounts whose address has been changed within the past 30 days; or
    (3) redemption requests to be sent to someone other than the account owner or the address of record.

    You may redeem by calling the Fund at 800-637-1700. Unless you decline telephone privileges on your application and/or the Fund fail to take reasonable measures to verify the request, the Fund will not be liable for any unauthorized telephone redemption, or for any loss, cost or expense for acting upon an investor's telephone instructions. Telephone redemptions will be sent to the bank or brokerage account designated by the shareholder on the application or in a letter with signature guaranteed. To change the designated brokerage or bank account, it is necessary to contact the Firm through which shares of the Fund were purchased or, if purchased directly from the Fund, it is necessary to send a written request to the Fund with signature(s) guaranteed. The Fund reserves the right to refuse a telephone redemption if it reasonably believes that the instructions are not genuine and/or it is advisable to do so.

    Signature guarantees can be obtained from most banks, credit unions or savings associations, or from broker/dealers, national securities exchanges or clearing agencies deemed eligible by the SEC. Guarantees must be signed by an authorized signatory of the guarantor and "Signature Guaranteed" must appear with the signature. Notaries cannot provide signature guarantees. The Fund may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature guarantees, please call 800-637-1700.

    Investors in the Treasurer's Trust, Class R, RA, RB, RC, RD, RE, RF and RG shares of the Fund may avail themselves of the following services:

RESERVE eCHECKING(sm). Reserve eChecking is another way you can make redemptions from your account through check writing privileges. Reserve eChecking is an on-line bill pay service, which provides the ability to check balances, pay bills and more with point-and-click-convenience. You will be charged a fee currently of $4.95 per month for unlimited transactions. For more information on Reserve eChecking, please call Customer Service at 800-637-1700.

STOP PAYMENTS. The Fund will honor stop payment requests on unpaid shareholder checks provided it is advised of the correct check number, payee, check amount and date. Stop payment requests received by the Fund by 5:00 PM Eastern Time will be effective the next business day. Oral stop payment requests are effective for fourteen (14) calendar days, at which time they will be cancelled unless confirmed in writing. Written stop payment requests will remain in effect for one year. A fee will be charged for this service.

EXCHANGE PRIVILEGE. A shareholder may exchange shares at NAV with all Reserve money-market and equity funds. This exchange privilege may not be available to clients of certain Firms. A sales load will be charged on such an exchange unless a waiver of the sales load applies. A shareholder may qualify for waiver of the sales load if the shares of the Fund which are being exchanged were acquired: (a) by a previous exchange for shares purchased with a sales load, or
(b) through reinvestment of dividends or distributions paid with respect to the foregoing category of shares. Shares to be acquired in an exchange must be registered for sale in the investor's state. The Fund reserves the right to record all exchange requests.

    The exchange privilege is not available for shares that have been held for less than fifteen (15) days. Exchanges by telephone are an automatic privilege unless the shareholder notifies the Fund on the Account Application that this authorization has been withheld. Unless authorization is withheld, the Fund will honor requests by any person by telephone at 800-637-1700, that the Fund deems to be valid. The Fund and its affiliates may be liable for any losses caused by their failure to employ reasonable procedures to avoid unauthorized or fraudulent instructions. To reduce such risk, the registration of the account into which shares are to be exchanged must be identical to the registration of the originating account and all telephone exchange requests will be recorded. The Fund may also require the use of a password or other form of personal identification. In addition, the Fund will provide written confirmation of exchange transactions. During periods of volatile economic and market conditions, a shareholder may have difficulty making an exchange request by telephone, in which case an exchange request would have to be made in writing.

    Exchanges of shares of the Fund for another Reserve fund is a taxable event and may result in a gain or loss for federal income tax purposes. The exchange privilege described under this heading may not be available to clients of some Firms and some Firms may impose conditions on their clients that are different from those described in the Prospectus or SAI.

    The exchange privilege may be modified or terminated at any time, or from time to time, upon 60 days' notice to shareholders if such notice is required by the 1940 Act. The notice period may be shorter if applicable law permits. Telephone and written exchange requests must be received by the Fund by 5:00 PM Eastern Time on a regular business day to take effect that day. Exchange requests received after 5:00 PM Eastern Time will be effected at the next calculated NAV.

SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed for more than seven (7) days only (a) when the NYSE is closed (other than for customary closings), (b) when, as determined by the SEC, trading on the NYSE is restricted or an emergency exists making it not reasonably practicable to dispose of securities owned by the Fund or for it to determine fairly the value of its net assets, or (c) for such periods as the SEC may permit.

IF SHARES OF THE FUND ARE PURCHASED BY CHECK OR RESERVE AUTOMATIC TRANSFER, THE FUND MAY DELAY TRANSMITTAL OF REDEMPTION PROCEEDS UNTIL SUCH TIME AS IT HAS ASSURED ITSELF THAT GOOD PAYMENT HAS BEEN COLLECTED FOR THE PURCHASE OF SUCH SHARES, WHICH MAY GENERALLY TAKE UP TO TEN (10) BUSINESS DAYS.

Shareholder checks written against funds which are not yet considered collected will be returned and a fee charged against the account. When a purchase is made by wire and subsequently redeemed, the proceeds from such redemptions normally will not be transmitted until two (2) business days after the purchase.

SHAREHOLDER SERVICE POLICIES. The Fund's policies concerning the shareholder services are subject to change from time to time. The Fund reserves the right to change the minimum account size subject to the $5 monthly service charge or involuntary redemption. The Fund further reserves the right to impose special service charges for services provided to individual shareholders generally including, but not limited to, fees for returned checks, stop payment orders on official checks and shareholder checks, and special research services. The Fund's standard service charges as described in the Prospectus are also subject to adjustment from time to time. In addition, the Fund reserves the right to increase its minimum initial investment amount at any time.

    If shares purchased are to be paid for by wire and the wire is not received by the Fund or if shares are purchased by check, which, after deposit, is returned unpaid or proves uncollectible, the purchase will be canceled. The investor who gave notice of the intended wire or submitted the check will be held fully responsible for any losses incurred by the Fund, the Adviser or the Distributor. The Fund may redeem shares from any account registered in that purchaser's name and apply the proceeds therefrom to the payment of any amounts due the Fund, the Adviser or the Distributor.

PURCHASES AND REDEMPTIONS THROUGH OTHERS. Share purchases and redemptions may also be made through Firms, which may involve such Firms' own redemption minimums, services fees, and other redemption requirements. Firms may provide varying arrangements for their clients with respect to the purchase and redemption of Fund shares and may arrange with their clients for other investment or administrative services. Firms are responsible for the prompt transmission of purchase and redemption orders. Some Firms may establish higher minimum investment requirements than set forth above. Some Firms may independently establish and charge additional fees for their services, which would reduce their clients' yield or return. Firms may also hold shares in nominee or street name on behalf of their clients. In such instances, the Trust will have no information about each individual account, which will be available only from their Firm. Most Firms participate in a Plan under which the Firm receives compensation for recordkeeping and other services and assistance in distributing Fund shares. In addition, certain privileges with respect to the purchase and redemption of shares (such as check writing redemptions) or the reinvestment of dividends may not be available through such Firms or may only be available subject to certain conditions or limitations. Some Firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, changes of registration and dividend-payees and may perform functions such as generation of confirmations and periodic statements and disbursement of cash dividends. The Prospectus should be read in connection with such Firm's material regarding its fees and services.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

    The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"), so long as such qualification is in the best interests of shareholders. Such qualification relieves the Fund of any liability for federal income tax to the extent its earnings and gains, if any, are distributed in accordance with applicable provisions of the Code. If the Fund does not qualify as a regulated investment company, it would be treated for tax purposes as an ordinary corporation subject to federal income tax.

On each day the Fund is open, it declares distributions, which are payable monthly. The amount of the daily distribution will be based on periodic projections of the Fund's net investment income and net short-term capital gains. Over the course of the year, substantially all of the Fund's net investment income and net short-term capital gains will be declared as distributions. Net realized long-term capital gains, if any, will be distributed by the Fund at least annually. All dividends and capital gains distributions, if any, are paid in the form of additional shares credited to an investor's account at NAV unless the shareholder has elected in writing or on the Account Application to receive cash dividends, in which case monthly dividend checks are sent to the shareholder. The Fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day. Dividends paid out of the Fund's investment company taxable income will be taxable to a U.S. shareholder as ordinary income. Because no portion of the Fund's income is expected to consist of dividends paid by U.S. corporations, no portion of the dividends paid by the Fund is expected to be eligible for the corporate dividends-received deduction. Distributions of net capital gains, if any, designated as long-term capital gain dividends are taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held the Fund's shares, and are not eligible for the corporate dividends-received deduction. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the NAV of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the NAV of those shares.

    If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional Fund shares at NAV. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

    Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. However, all or a portion of any gain realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Code. Investments by the Fund in zero coupons generally will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the "original issue discount") each year that the securities are held, even though the Fund receives no cash interest payments.

    Gain derived by the Fund from the disposition of any market discount bonds (i.e., bonds purchased other than at original issue, where the face value of the bonds exceeds their purchase price) held by the Fund generally will be taxed as ordinary income to the extent of the accrued market discount on the bonds, unless the Fund elects to include the market discount in income as it accrues.

    Upon the sale or other disposition of shares of the Fund, in the event that the Fund fails to maintain a constant NAV per share, a shareholder may realize a taxable gain or loss. Such gain or loss will be a capital gain or loss which, if the shares were held as capital assets, will be long-term or short-term generally depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains received by the shareholder with respect to such shares. Furthermore, a loss realized by a shareholder on the redemption, sale or exchange of shares of the Fund with respect to which exempt-interest dividends have been paid will, to the extent of such exempt-interest dividends, be disallowed if such shares have been held by the shareholder for less than six months.

    The Fund is currently required by federal law to withhold 28% of dividends and other distributions that are subject to federal income tax if (i) a correct and certified Taxpayer Identification Number ("TIN") is not provided for your account, (ii) you fail to certify that you have not been notified by the IRS that you underreported taxable interest or dividend payments, or (iii) the Fund is notified by the IRS (or a broker) that the TIN provided is incorrect or you are otherwise subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Amounts withheld and forwarded to the IRS can be credited as a payment of tax when completing your federal income tax return. For individual shareholders, the TIN is the shareholder's social security number.

    The tax consequences to a foreign shareholder of an investment in the Fund will generally be different from those described herein.

    Investors are advised to consult their own tax advisor(s) with respect to the particular tax consequences to them of an investment in the Fund.

                                YIELD INFORMATION

    Yield is computed in accordance with a standardized method which involves determining the net change in the value of a hypothetical pre-existing Fund account having a balance of one share at the beginning of a seven calendar day period for which the yield is to be quoted, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares and fees that may be charged to shareholder accounts, in proportion to the length of the base period and the Fund's average account size, but does not include realized gains and losses or unrealized appreciation and depreciation. Effective yield is computed by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

    Yields will fluctuate and are not necessarily representative of future results. You should remember that yield is a function of the type and quality of the instruments in the portfolio, portfolio maturity and operating expenses. Your principal in the Fund is not guaranteed. See above "Share Price: NAV" for a discussion of the manner in which the Fund's price per share is determined.

    Yield information is useful in reviewing the Fund's performance relative to other funds that hold investments of similar quality. Because yields will fluctuate, yield information may not provide a basis for comparison with bank and thrift certificates of deposit which normally pay a fixed rate for a fixed term and are subject to a penalty for withdrawals prior to maturity which will reduce their return.

    Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data various industry publications. From time to time, the Trust may refer to the growth of assets managed or administered by RMCI over certain time periods in its advertising and sales literature.

                               GENERAL INFORMATION

JOINT OWNERSHIP. When an account is registered in the name of one person or another, for example a husband or wife, either person is entitled to redeem shares in the account. The Trust assumes no responsibility to either owner for actions taken by the other with respect to an account so registered. The Application provides that persons who register their account indemnify and hold the Trust harmless for actions taken by either party.

REPORTS AND STATEMENTS. Shareholders receive an Annual Report containing audited financial statements and an unaudited Semi-Annual Report. Duplicate shareholder communications, such as the Prospectus, Annual Report, and Semi-Annual Report will not be sent to related accounts at a common address, unless instructed to the contrary by you. An account statement is sent to each shareholder at least quarterly. Shareholders who are clients of some Firms will receive an account statement combining transactions in Fund shares with account statements covering other brokerage or mutual fund accounts. Shareholders have a duty to examine their account statement(s) and report any discrepancies to The Reserve Funds immediately. Failure to do so could result in the shareholder suffering a loss. Further, shareholders are advised to retain account statements.

TELEPHONE EASY ACCESS AND ON-LINE ACCESS. Easy Access is The Reserve Funds' 24-hour toll-free telephone service that lets customers use a touch-tone phone for a variety of options including yields, account balances, check reorders, touch tone bill payment and other options. To use it, call 800-637-1700 and follow the instructions. Clients may also access full account activity for the previous six months through On-line Access on the Internet at www.reservefunds.com.

INQUIRIES. Shareholders should direct their inquiries to the firm from which they received this Prospectus or to The Reserve Funds, 1250 Broadway, New York, NY 10001-3701 or 800-637-1700.

                                     RATINGS

The following are the rating designations of short-term instruments and their respective meanings.

STANDARD & POOR'S CORPORATION. A-1: This designation is the highest category of S&P and indicates that the degree of safety regarding timely payment is strong. Those short-term obligations that have extremely strong repayment capacity will be denoted with a plus (+).

MOODY'S INVESTORS SERVICES, INC. Prime-1 (P-1): Issuers rated P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. P-1 ratings will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternative liquidity.

There are three categories for short-term obligations that define an investment grade situation designated Moody's Investment Grade as MIG1 (best) through MIG3. MIG1 denotes best quality, i.e., there is a strong protection by established cash flows, superior liquidity support or demonstrated broad-based market access for re-financing. MIG2 denotes high quality, the margins of protection are ample but not as large as MIG1.

                              FINANCIAL STATEMENTS

    As of the date of the current prospectus, the Fund had not yet commenced investment operations.

PART C

Item 23. Exhibits

     (a) Declaration of Trust and Amendments.

     (b) Bylaws

     (c) See item (a) and (b)

     (d) Form of Investment Management Agreement*

     (e) Distribution Agreement.*

     (f) Pension Plan of Reserve Management Corp. filed as an exhibit to Post-Effective Amendment No. 32 of The Reserve Fund; amendments thereto filed as an exhibit to Post-Effective Amendment No. 45 and incorporated by reference.

     (g) Global Custodian Agreement with Chase Manhattan Bank filed as exhibit to Post-Effective Amendment No. 36 of the Reserve Tax-Exempt Trust dated July 31, 1999 and incorporated by reference. Amendment to Global Custodian Agreement filed as an Exhibit to Post-Effective Amendment 42 of the Reserve Tax-Exempt Trust and incorporated by reference.

     (h) Not applicable

     (i) Opinion of Counsel

     (j) Not applicable

     (k) Not applicable

     (l) Not applicable

     (m)(1) Form of Registered Dealer Agreement*

     (m)(2) Plan of Distribution*

     (n) Not applicable

     (o) Reserved

     (p) Code of Ethics.*

----------
     * To be filed with subsequent filing.

Item 24. Persons Controlled by or Under Common Control with Registrant Not Applicable

Item 25. Indemnification

Each Trustee, officer, employee or agent of the Registrant, and any person who has served at its request as a Director, Trustee, officer or employee of another business entity, shall be entitled to be indemnified by the Registrant to the fullest extent permitted by the laws of the Commonwealth of Massachusetts, subject to the provisions of the Investment Company Act of 1940 and the rules and regulations thereunder. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of any expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser

                          POSITION WITH
NAME                      THE ADVISER            OTHER BUSINESSES
Bruce R. Bent             Chairman/CEO           Chairman/CEO, Director of Reserve
                                                 Management Corporation ("RMC");
                                                 Chairman and Director of Resrv
                                                 Partners, Inc. ("Resrv"),both of
                                                 the same address as the Trust.

Bruce R. Bent II          President and          Senior Vice President, Secretary
                          Secretary              and Director of RMC; Director of
                                                 Resrv.

Arthur T. Bent III        Senior Vice President  President, Treasurer and
                          and COO/Treasurer      Director of RMC and Treasurer
                                                 and Director of Resrv.

Item 27. Principal Underwriters

     (a) Resrv Partners, Inc. ("Resrv"), the principal underwriter of the Registrant, also acts as principal underwriter to The Reserve Fund, Reserve Tax-Exempt Trust, Reserve New York Tax-Exempt Trust, Reserve Municipal Money-Market Trust and Reserve Private Equity Series.

     (b) The following table contains information with respect to each director, officer or partner of Resrv:

NAME AND PRINCIPAL        POSITION & OFFICE      POSITION & OFFICE
BUSINESS ADDRESS          WITH UNDERWRITER       WITH FUND
Bruce R. Bent             Chairman/CEO           Chairman/CEO and Trustee
1250 Broadway
New York, NY 10001

Bruce R. Bent II          Secretary and          President, Assistant Treasurer
1250 Broadway             Assistant Treasurer.   and Trustee
New York, NY 10001

Arthur T. Bent III        Treasurer and          Chief Operating Officer/Treasurer
1250 Broadway             Assistant Secretary    Senior Vice President, Assistant
New York, NY 10001                               Secretary and Trustee

Mary A. Belmonte          President &            None
1250 Broadway             Compliance Officer
New York, NY 10001

Item 28. Location of Accounts and Records All records required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained 1250 Broadway, New York, NY 10001-3701 except those relating to receipts and deliveries of securities, which are maintained by the Registrant's Custodian.

Item 29. Management Services

     See "Investment Management, Distribution, Service and Custodian Agreements" in Part B.

Item 32. Undertakings

     Not Applicable

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that this Pre-Effective Amendment to its Registration Statement meets all of the requirements for effectiveness pursuant to Rule 485 (a) under the Securities Act of 1933 and Registrant has duly caused this Pre-Effective Amendment No. 1 its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York, and State of New York, on the 22nd day of January 2004.

                       RESERVE SHORT-TERM INVESTMENT TRUST

                              By: /s/ Bruce R. Bent
                                 --------------------
                                 Bruce R. Bent, Chairman/CEO

     Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 1 to Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                TITLE                                       DATE
/s/ Bruce R. Bent        Chairman/CEO and Trustee (principal         January 22, 2004
-----------------        executive operating and financial officer)
Bruce R. Bent

/s/ Bruce R. Bent II     President and Trustee                       January 22, 2004
--------------------
Bruce R. Bent II